As filed with the Securities and Exchange Commission on August 8, 2000
                                                       Registration No.333-42630
================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


      [X] Pre-Effective Amendment No. 1   [ ] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                                MUTUAL FUND TRUST

                         Area Code and Telephone Number:
                                 1-800-34-VISTA

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                   Lisa Hurley
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

                             CYNTHIA G. COBDEN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                             New York, NY 10017-3954


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on August 30, 2000 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33 75250/811-8358) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended August 31, 1999 was filed on November 20, 1999. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                                MUTUAL FUND TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)

Item No.                                                       Heading
--------                                                       -------
Part A
------

1.       Beginning of Registration Statement and
         Outside Front Cover Page of Prospectus .............  Cover Page

2.       Beginning and Outside ack Cover Page of
         Prospectus .........................................  Table of Contents

3.       Synopsis and Risk Factors ..........................  Summary; Risk Factors

4.       Information About the Transaction ..................  Summary; Information Relating to the
                                                               Proposed Conversion

5.       Information About the Registrant ...................  Summary; Information Relating to the
                                                               Proposed Reorganization; Investment
                                                               Policies; Additional Information About
                                                               Prime Money Market Fund

6.       Information About the Company                         Summary; Information Relating to the
         Being Acquired .....................................  Proposed Reorganization; Investment
                                                               Policies; Additional Information About
                                                               Cash Management Fund

7.        Voting Information ................................  Summary; Information Relating to Voting
                                                               Matters

8.       Interest of Certain Persons
         and Experts ........................................  Information Relating to Voting Matters

9.       Additional Information Required
         for Reoffering by Persons Deemed
         to be Underwriters .................................  Inapplicable

Part B
------

10.      Cover Page .........................................  Statement of Additional Information;
                                                               Cover Page

11.      Table of Contents ..................................  Table of Contents

12.      Additional Information .............................  Statement of Additional Information dated
                                                               December 29, 1999

13.      Additional Information
         About the Company Being
         Acquired ...........................................  Inapplicable

14.      Financial Statements                                  Financial Statements; Pro Forma Financial
                                                               Statements


Part C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

*     Incorporated herein by reference thereto.

                        Chase Vista Cash Management Fund
                          a series of Mutual Fund Trust
                           1211 Avenue of the Americas
                                   41st Floor
                            New York, New York 10036
                                 August 30, 2000


Dear Shareholder:


     A special meeting of the shareholders of the Chase Vista Cash Management Fund ("Cash Management Fund"), a series of Mutual Fund Trust ("MFT"), will be held on October 5, 2000 at 11:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.


     At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Cash Management Fund into the Chase Vista Prime Money Market Fund ("Prime Money Market Fund"), another series of MFT (the "Reorganization"). After the Reorganization, shareholders will hold an interest in the Prime Money Market Fund, which is also advised by The Chase Manhattan Bank ("Chase"). MFT is comprised of 12 portfolios, each managed by Chase, consisting of tax-free income and money market funds.

     After the proposed Reorganization, your investment would be in a larger combined fund with substantially similar investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.


     The current investment adviser for both Cash Management Fund and Prime Money Market Fund is Chase, and the sub-adviser for Prime Money Market Fund is Chase Asset Management, Inc. ("CAM"). Cash Management Fund has no sub-adviser; however the two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Prior to August 1, 2000, Chase Bank of Texas, National Association ("CBT") was the sub-adviser for Cash Management Fund and employed the same portfolio management team as CAM. On August 1, 2000, CBT became a part of Chase through an unrelated reorganization. The investment objective for Prime Money Market Fund is identical to that of Cash Management Fund.


     Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, a comparison of Prime Money Market Fund and Cash Management Fund and a description of MFT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Cash Management Fund, Prime Money Market Fund or their shareholders.

     If approval to the Reorganization is obtained: You will automatically receive shares in the new Prime Money Market Fund.

     THE BOARD OF TRUSTEES OF MFT RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     The proposal has been carefully reviewed by the Trustees of MFT, which has approved the proposal. Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

     Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-34-VISTA.


     A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, August 18, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Special Shareholders Meeting to be held on October 5, 2000.


                                                  Sincerely,

                                                  /s/ Fergus M. Reid

                                                  Fergus M. Reid
                                                  Chairman

     SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

Why is the Reorganization being proposed?

     The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds which have substantially similar investment policies and which are managed by the same portfolio management team.

If the Reorganization is approved, what will happen?


     Under the Reorganization, Cash Management Fund would transfer all of its assets and liabilities to Prime Money Market Fund and would receive, in exchange, shares of Prime Money Market Fund. Cash Management Fund would then be liquidated and the shares of Prime Money Market Fund would be distributed to shareholders such as yourself. After the Reorganization, you would own an equal number of shares in Prime Money Market Fund rather than Cash Management Fund.



What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

     Prime Money Market Fund has the same investment objective and a substantially similar investment strategy to that of Cash Management Fund. The only difference in investment policies between the two Funds is that the Cash Management Fund is required to maintain a dollar-weighted average maturity of 90 days or less whereas the Prime Money Market Fund is required to maintain a dollar-weighted average maturity of 60 days or less. Therefore, the Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment.

How will the fees and expenses associated with my investment be affected?
     There are not expected to be any differences between the expense structure for Cash Management Fund and that of Prime Money Market Fund. If such differences do arise, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

Will there be any change in who manages my investment?

     The same portfolio management team which manages the day-to-day investment activities of Cash Management Fund also manages Prime Money Market Fund.

Who will pay for the Reorganization?
     The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Cash Management Fund or Prime Money Market Fund (or shareholders in either fund).

How will shareholder services change?

     The same services are available to shareholders of both Cash Management Fund and Prime Money Market Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

What if I do not vote or vote against the Reorganization, yet approval to the Reorganization is obtained?

     You will automatically receive shares in the new Prime Money Market Fund.

As a holder of shares of Cash Management Fund, what do I need to do? Please read the enclosed Combined Prospectus/Proxy Statement and vote.

Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

May I attend the Meeting in person?

     Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, I strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                              Cash Management Fund,
                          a series of Mutual Fund Trust
                           1211 Avenue of the Americas
                                   41st Floor
                            New York, New York 10036


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on October 5, 2000


To the Shareholders of Cash Management Fund:


NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders ("Shareholders") of Cash Management Fund ("Cash Management Fund"), a series of Mutual Fund Trust ("MFT"), will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, on October 5, 2000 at 11:00 a.m., (Eastern time) for the following purposes:


 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between MFT, on behalf of Cash Management Fund, and MFT, on behalf of Prime Money Market Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Cash Management Fund to Prime Money Market Fund, another series of MFT ("Prime Money Market Fund") in exchange for (i) Vista Class Shares of Prime Money Market Fund (the "Vista Class Shares"), (ii) Premier Class Shares of Prime Money Market Fund (the "Premier Class Shares") and (iii) Institutional Class Shares of Prime Money Market Fund ("Institutional Class Shares" and, together with the Vista Class Shares and Premier Class Shares, the "Prime Shares"), as applicable; and (b) the distribution of such Prime Shares to the Shareholders of Cash Management Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

        YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

     The proposed reorganization and related matters are described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

     Shareholders of record as of the close of business on August 18, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFT. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CASH MANAGEMENT FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.


                                                  /s/ Lisa Hurley

                                                  Lisa Hurley
                                                  Secretary
        August 30, 2000

                       Combined Prospectus/Proxy Statement
                              dated August 30, 2000

                  Acquisition of the Assets and Liabilities of

                              CASH MANAGEMENT FUND,
                          a series of Mutual Fund Trust
                           1211 Avenue of the Americas
                                   41st Floor
                            New York, New York 10036
                                 (800) 441-7762

                        By and in Exchange for Shares of

                            PRIME MONEY MARKET FUND,
                          a series of Mutual Fund Trust
                           1211 Avenue of the Americas
                                   41st Floor
                            New York, New York 10036
                                 (800) 441-7762


     This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Cash Management Fund ("Cash Management Fund") into another series of Mutual Fund Trust ("MFT"). If approved by shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Cash Management Fund, which is currently a series of MFT, to Prime Money Market Fund ("Prime Money Market Fund"), a series of MFT having substantially similar investment objectives and policies as Cash Management Fund in exchange for shares in Prime Money Market Fund (the "Reorganization"). MFT is an open-end management investment company offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio.

     Under the proposed Reorganization, each shareholder of Cash Management Fund (the "Cash Management Shareholders") would receive shares in Prime Money Market Fund with a value equal to such Cash Management Shareholder's holdings in Cash Management Fund. Holders of Vista Class Shares in Cash Management Fund would receive Vista Class Shares in Prime Money Market Fund, holders of the Premier Class Shares in Cash Management Fund would receive Premier Class Shares in Prime Money Market Fund and holders of Institutional Class Shares in Cash Management Fund would receive Institutional Class Shares in Prime Money Market Fund. Therefore, as a result of the proposed Reorganization, current Cash Management Shareholders will become shareholders in Prime Money Market Fund.


     MFT is registered as an open-end management investment company under the 1940 Act and currently has 12 series of mutual fund portfolios. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for both Cash Management Fund and Prime Money Market Fund. Chase Asset Management Inc. ("CAM") serves as sub-adviser for Prime Money Market Fund. Prior to August 1, 2000, Chase Bank of Texas, National Association ("CBT") was the sub-adviser for Cash Management Fund and employed the same portfolio management team as CAM. On August 1, 2000, CBT became a part of Chase through an unrelated reorganization.


     The terms and conditions of these transactions are more fully described in this Combined Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFT, on behalf of Cash Management Fund, and MFT, on behalf of Prime Money Market Fund, attached hereto as Appendix A.


     The Board of Trustees for MFT is soliciting proxies in connection with a Special Meeting (the "Meeting") of Cash Management Shareholders to be held on October 5, 2000 at 11:00 a.m. (Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, at which meeting Cash Management Shareholders will be asked to consider and approve the proposed Reorganization Plan and vote on certain other matters related to the Reorganization. This Combined Prospectus/Proxy Statement constitutes the Proxy Statement of Cash Management Fund for the meeting of its shareholders and MFT's Prospectus for Prime Money Market Fund Shares that have been registered with the SEC and are to be issued in connection with the Reorganization.

     This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFT that a prospective investor should know before voting on the Reorganization Plan (and related transactions). A copy of the current prospectuses for Cash Management Fund and Prime Money Market Fund are incorporated herein by reference and may be obtained without charge by writing to MFT at its address noted above or by calling 1-800-34-VISTA. A statement of additional information dated December 29, 1999 (the "Statement of Additional Information") containing additional information about MFT has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information is incorporated herein by reference and may be obtained without charge by writing to MFT at its address noted above or by calling 1-800-34-VISTA.


     This Combined Prospectus/Proxy Statement is expected to first be sent to Cash Management Shareholders on or about August 30, 2000.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFT.

     INVESTMENTS IN MFT PORTFOLIOS ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN ANY MFT PORTFOLIOS ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES NOR ARE SUCH SHARES FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     NO INVESTMENT IN ANY MFT PORTFOLIO IS EITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                TABLE OF CONTENTS


                                                                    Page
                                                                    ----
INTRODUCTION .......................................................  1
 General ...........................................................  1
 Record Date; Share Information ....................................  1
 Proxies ...........................................................  1
 Expenses of Proxy Solicitation ....................................  2
 Vote Required .....................................................  2
SUMMARY ............................................................  2
 Proposed Transaction ..............................................  2
 Investment Advisors ...............................................  3
 Reasons for the Reorganization ....................................  3
 Federal Income Tax Consequences ...................................  3
 Investment Objectives and Policies ................................  3
 Additional Trust Portfolios .......................................  3
 Principal Risks of Investing in Prime Money Market Fund ...........  3
 Certain Arrangements with Service Providers .......................  4
 Organization ......................................................  4
 Purchases, Redemptions and Exchanges ..............................  4
COMPARATIVE FEE AND EXPENSE TABLES .................................  5
RISK FACTORS .......................................................  7
INFORMATION RELATING TO THE PROPOSED REORGANIZATION ................  7
 General ...........................................................  7
 Description of the Reorganization Plan ............................  7
 Board Considerations ..............................................  8
 Federal Income Tax Consequences ...................................  9
 Capitalization ....................................................  9
INVESTMENT POLICIES ................................................ 10
 Objective ......................................................... 10
 Main Investment Strategy .......................................... 10
 Investment Restrictions ........................................... 11
PURCHASES, REDEMPTIONS AND EXCHANGES ............................... 12
 Buying Fund Shares ................................................ 12
 Selling Fund Shares ............................................... 13
 Exchanging Fund Shares ............................................ 14
 Other Information Concerning the Funds ............................ 14
DISTRIBUTIONS AND TAXES ............................................ 15
COMPARISON OF THE ORGANIZATIONAL STRUCTURE OF CASH MANAGEMENT FUND
 AND PRIME MONEY MARKET FUND ....................................... 15
 Structure of the Prime Money Market Fund .......................... 15
 Trustees and Officers of MFT ...................................... 15
 Shares of Funds ................................................... 15
 Shareholder Voting Rights ......................................... 16
 Shareholder Liability ............................................. 16
 Liability of Directors and Trustees ............................... 16
INFORMATION RELATING TO THE ADVISORY CONTRACTS ..................... 16
 General Information ............................................... 16
 Description of Chase .............................................. 16
 Portfolio Transactions and Brokerage Commissions .................. 17
 Description of CAM ................................................ 18
 Description of the Subadvisory Agreement .......................... 18
INFORMATION RELATING TO THE MFT BOARD .............................. 19
 General Information ............................................... 19
 Transactions with and Remuneration of Trustees and Officers ....... 21
INFORMATION RELATING TO VOTING MATTERS ............................. 21
 General Information ............................................... 21
 Shareholder Approvals ............................................. 21
 Interested Parties ................................................ 21
ADDITIONAL INFORMATION ABOUT MFT ................................... 22

FINANCIAL STATEMENTS AND EXPERTS ................................... 22
OTHER BUSINESS ..................................................... 22
LITIGATION ......................................................... 22
SHAREHOLDER INQUIRIES .............................................. 23
Appendix A--Agreement and Plan of Reorganization .................. A-1

                                  INTRODUCTION

General


     This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Cash Management Fund ("Cash Management Fund"), a portfolio of Mutual Fund Trust ("MFT"), an open-end management investment company, in connection with the solicitation by the Board of Trustees ("MFT Board") of MFT of proxies to be used at a Special Meeting of Shareholders of Cash Management Fund to be held on October 5, 2000 at 11:00 a.m. (Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about August 30, 2000.


                         Proposal 1: Reorganization Plan

     At the Meeting, Cash Management Fund shareholders (the "Cash Management Shareholders") will consider and vote upon an Agreement and Plan of Reorganization (the "Reorganization Plan") dated [_______], 2000 between MFT, on behalf of Cash Management Fund, and MFT, on behalf of Prime Money Market Fund (the "Prime Money Market Fund" and, together with Cash Management Fund, the "Funds"), pursuant to which all of the assets and liabilities of Cash Management Fund will be transferred to Prime Money Market Fund in exchange for shares (the "Prime Money Market Fund Shares") of Prime Money Market Fund. As a result of this transaction (the "Reorganization"), Cash Management Shareholders will become shareholders of Prime Money Market Fund and will receive Prime Money Market Fund Shares equal in value to their holdings in Cash Management Fund on the date of the Reorganization. Prime Money Market Fund Shares will be issued at net asset value without an initial sales charge. Further information relating to Prime Money Market Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal".

                THE MFT BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                             VOTE "FOR" THE PROPOSAL

Record Date; Share Information


     The record date (the "Record Date") for the determination of the Cash Management Shareholders entitled to notice of, and to vote at, the Meeting is the close of business on August 18, 2000. As of the Record Date, there were [________] shares (the "Cash Management Fund Shares") of Cash Management Fund issued and outstanding. Cash Management Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. As of the Record Date, the following persons were known to own of record or beneficially 5% or more of any class of outstanding Cash Management Fund Shares: [______ , ______ , ______ ]

     As of the Record Date, the officers and members of the MFT Board beneficially owned less than 1% of the outstanding Cash Management Fund Shares.


     The presence in person or by proxy of Shareholders that own a majority of the outstanding Cash Management Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, or the Cash Management Shareholders determine to adjourn the Meeting for any other reason, the Cash Management Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Cash Management Shareholders holding a majority of the Cash Management Fund Shares present, in person or by proxy, at the Meeting. The persons named in the proxy will vote in favor of such adjournment those Cash Management Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Cash Management Fund Shares to reduce the number present to less than a quorum.

Proxies

     All Cash Management Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Cash Management Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Cash Management Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each of the proposals described in this Proxy Statement. Cash Management Shareholders voting to ABSTAIN on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum and will be counted as a vote against the proposal.

     A proxy granted by any Cash Management Shareholder may be revoked by such Cash Management Shareholder at any time prior to its use by written notice to MFT, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

Expenses of Proxy Solicitation

     Chase, and not Cash Management Fund or Prime Money Market Fund, will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFT by personal interview, by telephone or by telegraph without additional remuneration therefor. Professional solicitors may also be retained.

Vote Required


     Approval of the Reorganization Plan by the Cash Management Shareholders requires the affirmative vote of the lesser of (i) 67% or more of the Cash Management Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Cash Management Fund Shares. If the Reorganization Plan is not approved by Cash Management Shareholders, Cash Management Fund will continue in existence.


                                     SUMMARY

     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of the Prime Money Market Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Cash Management Fund's and Prime Money Market Fund's Semi-Annual Report to Shareholders and their Annual Report to Shareholders may be obtained free of charge by calling 1-800-34-VISTA or writing 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

Proposed Transaction


     Pursuant to the proposed Reorganization Plan, Cash Management Fund, an existing series of MFT, will transfer all of its assets and liabilities to Prime Money Market Fund in exchange for shares in Prime Money Market Fund, another existing series of MFT.


     Under the proposed Reorganization, each Cash Management Fund Shareholder will receive a number of Prime Money Market Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's shares in Cash Management Shares on such date. Holders of Vista Class Shares in Cash Management Fund would receive Vista Class Shares in Prime Money Market Fund, holders of the Premier Class Shares in Cash Management Fund would receive Premier Class Shares in Prime Money Market Fund, and holders of Institutional Class Shares in Cash Management Fund would receive Institutional Class Shares in Prime Money Market Fund. Therefore, following the proposed Reorganization, Cash Management Shareholders will be shareholders of Prime Money Market Fund.

     Prime Money Market Fund has investment objectives, policies and restrictions substantially similar to Cash Management Fund. In addition, Prime Money Market Fund has identical purchase, redemption and dividend policies as Cash Management Fund.

     Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Prime Money Market Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFT Board, including a majority of its members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

Investment Advisors


     The investment adviser to both Cash Management Fund and Prime Money Market Fund is The Chase Manhattan Bank ("Chase"). Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation. In addition, Chase Asset Management, Inc. ("CAM"), a wholly-owned subsidiary of Chase, serves as the sub-investment adviser to Prime Money Market Fund pursuant to an agreement with Chase and manages Prime Money Market Fund on a day-to-day basis. The same portfolio management team which manages the Cash Management Fund manages and will continue to manage the Prime Money Market Fund. Prior to August 1, 2000, Chase Bank of Texas, National Association ("CBT") was the sub-adviser for Cash Management Fund and employed the same portfolio management team as CAM. On August 1, 2000, CBT became a part of Chase through an unrelated reorganization.


Reasons for the Reorganization


     The MFT Board decided to merge Cash Management Fund into Prime Money Market Fund, both of which have substantially similar investment policies, to create operational and administrative efficiencies. In addition, the Prime Money Market Fund offers investors a "AAA" rating by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "Aaa" by Moody's Investors Service, Inc., as well as NAIC-Class 1 approval from the National Association of Insurance Commissioners ("NAIC"). Cash Management Fund is not rated. The ratings from S&P and Moody's were made at the request of MFT and are historical and based upon Prime Money Market Fund's credit quality, market price exposure and management. The ratings signify that Prime Money Market Fund's safety is excellent and that it has a superior capacity to maintain a $1.00 net asset value per share. The NAIC's approval indicates that Prime Money Market Fund meets certain pricing and quality guidelines of the NAIC.


Federal Income Tax Consequences

     Simpson Thacher & Bartlett, counsel to MFT, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Cash Management Fund, Prime Money Market Fund or their respective shareholders. A shareholder's holding period and tax basis of the Prime Money Market Fund Shares will be the same as the holding period and tax cost basis of such shareholder's Cash Management Fund Shares. In addition, the holding period and tax basis of those assets owned by Cash Management Fund transferred to Prime Money Market Fund will be identical for Cash Management Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

Investment Objectives and Policies

     The investment objective of both Cash Management Fund and Prime Money Market Fund is to seek to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The investment policies of the two Funds are substantially similar. The only difference is that Cash Management Fund is required to maintain a dollar-weighted average maturity of 90 days or less whereas Prime Money Market Fund is required to maintain a dollar-weighted average maturity of 60 days or less.

Additional Trust Portfolios

     In addition to Cash Management Fund and Prime Money Market Fund, MFT currently offers ten additional portfolios:


100% U.S. Treasury Securities Money Market Fund     Treasury Plus Money Market Fund
Federal Money Market Fund                           U.S. Government Money Market Fund
Tax Free Money Market Fund                          New York Tax Free Money Market Fund
California Tax Free Money Market Fund               Tax Free Income Fund
New York Tax Free Income Fund                       California Intermediate Tax Free Fund



     Detailed descriptions of each MFT portfolio can be found in the MFT Prospectuses and Statement of Additional Information and are hereby incorporated by reference. MFT may add or subtract additional portfolios from time to time in the future.


Principal Risks of Investing in Prime Money Market Fund

     The following discussion highlights the principal risk factors associated with an investment in Prime Money Market Fund and is qualified in its entirety by the more extensive discussion of risk factors set forth below under "Risk Factors" and "Investment Policies" and in the Prospectus and Statement of Additional Information of Prime Money Market Fund, which are incorporated herein by reference. Because of the similarities of investment objectives, policies and restrictions for Prime Money Market Fund and Cash

Management Fund, the risks associated with an investment in Cash Management Fund are generally the same as those associated with an investment in Prime Money Market Fund, as described more fully below. These investment risks, in general, are those typically associated with investing in a managed portfolio of money market securities, including fluctuations in individual money market investments as well as general market volatility. In particular, Prime Money Market Fund may concentrate its investments in the banking industry. In addition, Prime Money Market Fund may invest in securities of foreign banks and other foreign issuers, which may entail unique risks. There can be no assurance that either Fund will be able to maintain a stable net asset value.

Certain Arrangements with Service Providers


     Advisory Services


     The investment adviser for both Cash Management Fund and Prime Money Market Fund is Chase. Chase oversees the asset management and administration of both Cash Management Fund and Prime Money Market Fund. As compensation for its services, Chase receives a management fee from each of Cash Management Fund and Prime Money Market Fund at an annual rate of 0.10% of their respective average daily net assets. A portion of the fee generated with respect to Prime Money Market Fund is used to pay CAM, Prime Money Market Fund's sub-adviser.

     Pursuant to the terms of an advisory agreement between Chase and MFT (the "Advisory Agreement"), and subject to the general supervision of the MFT Board, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Cash Management Fund and Prime Money Market Fund. Pursuant to an investment sub-advisory agreement between Chase and CAM (the "Subadvisory Agreement"), Chase delegates certain of these responsibilities to CAM with respect to Prime Money Market Fund. For the investment sub-advisory services rendered to Prime Money Market Fund and Chase, CAM is entitled to receive from Chase an annual fee of 0.03% of Prime Money Market Fund's average net assets.


     Other Services

     Vista Fund Distributors, Inc. ("VFD"), a wholly owned, indirect subsidiary of BISYS Fund Services is the distributor for both Cash Management Fund and Prime Money Market Fund. VFD is unaffiliated with Chase.


     Chase serves as administrator, fund accountant and custodian for both Cash Management Fund and Prime Money Market Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by both Cash Management Fund and Prime Money Market Fund.


     PricewaterhouseCoopers LLP ("PwC") serves as both Cash Management Fund's and Prime Money Market Fund's independent accountant, auditing and reporting on the annual financial statements of each Fund and reviewing certain regulatory reports and each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFT engages it to do so.


Organization

     MFT is organized as a Massachusetts business trust and Cash Management Fund and Prime Money Market Fund are both organized as series of MFT.

Purchases, Redemptions and Exchanges

     The procedures for making purchases, redemptions and exchanges of shares of Prime Money Market Fund are identical to those with respect to shares of Cash Management Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES


     The tables below show (i) information regarding the fees and expenses for Prime Money Market Fund and Cash Management Fund that reflect current expense arrangements and (ii) estimated fees and expenses on a pro forma basis for Prime Money Market Fund after giving effect to the proposed Reorganization. The table indicates that total operating expenses for current Cash Management Shareholders are anticipated to be the same following the Reorganization.



-----------------------------------------------------------------------------------------

                                                          Prime Money Market Fund
-----------------------------------------------------------------------------------------
                                                    Vista        Premier    Institutional
                                                    Class         Class         Class
                                                    Shares       Shares        Shares
-----------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (fees paid directly from your investment)         None          None          None
-----------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------
  Management Fees                                   0.10%         0.10%         0.10%
-----------------------------------------------------------------------------------------
  Distribution (12b-1) Fees                          None          None          None
-----------------------------------------------------------------------------------------
  Other Expenses                                    0.53%         0.40%         0.24%
  Total Annual Fund Operating Expenses              0.63%         0.50%         0.34%
-----------------------------------------------------------------------------------------

     The actual Other Expenses for Vista Class, Premier Class and Institutional Class shares of Prime Money Market Fund are currently expected to be 0.49%, 0.35% and 0.16%, respectively, such that Total Annual Fund Operating Expenses are not expected to exceed 0.59%, 0.45% and 0.26%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

-----------------------------------------------------------------------------------------
                                                             Cash Management Fund
-----------------------------------------------------------------------------------------
                                                    Vista        Premier    Institutional
                                                    Class         Class         Class
                                                    Shares       Shares        Shares
-----------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (fees paid directly from your investment)         None          None          None
-----------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------
  Management Fees                                   0.10%         0.10%         0.10%
-----------------------------------------------------------------------------------------
  Distribution (12b-1) Fees                          None          None          None
-----------------------------------------------------------------------------------------
  Other Expenses                                    0.51%         0.40%         0.23%
-----------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses              0.61%         0.50%         0.33%
-----------------------------------------------------------------------------------------

     The actual Other Expenses for Vista Class, Premier Class and Institutional Class shares of Cash Management Fund are currently expected to be 0.49%, 0.35% and 0.16%, respectively, such that Total Annual Fund Operating Expenses are not expected to exceed 0.59%, 0.45% and 0.26%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

-----------------------------------------------------------------------------------------

                                                          Prime Money Market Fund
-----------------------------------------------------------------------------------------
                                                    Vista        Premier    Institutional
                                                    Class         Class         Class
                                                    Shares       Shares        Shares
-----------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (fees paid directly from your investment)         None          None          None
-----------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------
  Management Fees                                   0.10%         0.10%         0.10%
 -----------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                           None          None          None
 -----------------------------------------------------------------------------------------
 Other Expenses                                     0.51%         0.40%         0.23%
 -----------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses               0.61%         0.50%         0.33%
<-----------------------------------------------------------------------------------------



     The actual Other Expenses for Vista Class, Premier Class and Institutional Class shares of Prime Money Market Fund, after giving effect to the proposed Reorganization, are expected to be 0.49%, 0.35% and 0.16%, respectively, such that the Total Annual Fund Operating Expenses for Vista Class, Premier Class and Institutional Class are not expected to exceed 0.59%, 0.45% and 0.26%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

     The tables do not reflect charges or credits which investors might incur if they invest through a financial institution.


     Example: This example helps investors compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes:

     o you invest $10,000;

     o you sell all your shares at the end of the period;

     o your investment has a 5% return each year; and

     o each Fund's operating expenses are not waived and remain the same as shown above.

     Although actual costs may be higher or lower, based upon these assumptions your costs would be:


                                    1 Year    3 Years     5 Years     10 Years
                                    ------    -------     -------     --------
Prime Money Market Fund
 Vista Class Shares                  $64        $202        $351        $786
 Premier Class Shares                $51        $160        $280        $628
 Institutional Class Shares          $35        $109        $191        $431

Cash Management Fund
 Vista Class Shares                  $62        $195        $340        $762
 Premier Class Shares                $51        $160        $280        $628
 Institutional Class Shares          $34        $106        $185        $418

Pro Forma Prime Money Market Fund
 Vista Class Shares                  $62        $195        $340        $762
 Premier Class Shares                $51        $160        $280        $628
 Institutional Class Shares          $34        $106        $185        $418

                                  RISK FACTORS

     The following discussion highlights the principal risk factors associated with an investment in Prime Money Market Fund. Prime Money Market Fund has investment policies and investment restrictions substantially similar to Cash Management Fund. Therefore, there should be no material difference between the risk factors associated with Prime Money Market Fund and Cash Management Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Prime Money Market Fund, which are incorporated herein by reference.

     Prime Money Market Fund attempts to keep its net asset value constant, but there is no guarantee it will be able to do so.

     The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

     Repurchase agreements involve some risk to Prime Money Market Fund if the other party does not live up to its obligations under the agreement.

     Prime Money Market Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

     Although Prime Money Market Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt Prime Money Market Fund's performance.

     Investments in Prime Money Market Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency.

     Although Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Prime Money Market Fund.

     Securities in Prime Money Market Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

General

     The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

Description of the Reorganization Plan

     The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Cash Management Fund will be transferred to and assumed by Prime Money Market Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Cash Management Fund, MFT will issue at the Effective Time of the Reorganization full and fractional (a) Vista Class Shares of Prime Money Market Fund equal in aggregate dollar value to the aggregate net assets value of full and fractional outstanding Vista Class Shares of Cash Management Fund, (b) Premier Class Shares of Prime Money Market Fund equal in aggregate dollar value to the aggregate net assets value of full and fractional outstanding Premier Class Shares of Cash Management Fund and (c) Institutional Class Shares of Prime Money Market Fund equal in aggregate dollar value to the aggregate net assets value of full and fractional outstanding Institutional Class Shares of Cash Management Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Cash Management Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the Cash Management Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

     Following the transfer of assets to, and the assumption of the liabilities of Cash Management Fund by, Prime Money Market Fund, Cash Management Fund will distribute Prime Money Market Fund Shares received from MFT to the Cash Management Shareholders in liquidation of Cash Management Fund. Each Cash Management Shareholder at the Effective Time of the Reorganization will receive an amount of Vista Class Shares, Premier Class Shares or Institutional Class Shares, as the case may be, with a total net asset value equal to the net asset value of their Cash Management Fund Shares, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the Cash Management Fund Shares.

     Prime Money Market Fund expects to maintain most of the portfolio investments of Cash Management Fund in light of the substantially similar investment policies of Prime Money Market Fund and the strategies of its investment adviser.

     After the Reorganization, all of the issued and outstanding Cash Management Fund Shares shall be canceled on the books of Cash Management Fund and the stock transfer books of Cash Management Fund will be permanently closed.

     The Reorganization is subject to a number of conditions, including without limitation approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Cash Management Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Plan and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on [------ ], 2000 or such other date as is agreed to by the parties.

     The expenses of Cash Management Fund and Prime Money Market Fund in connection with the Reorganization will be borne by Chase.

     The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by the mutual consent of the parties to the Reorganization Plan. The Reorganization Plan provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Plan by the Cash Management Fund Shareholders (a) the parties thereto may, by written agreement authorized by their respective Boards or executive officers, and with or without the approval of their respective shareholders, amend any of the provisions of the Reorganization Plan and (b) any party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by an officer of the waiving party with or without the approval of such party's shareholders).

Board Considerations


     In its consideration and approval of the Reorganization at meetings held on July 25, 2000, the MFT Board considered and discussed the future of Cash Management Fund and how to best serve the Cash Management Shareholders' interests. The Trustees discussed the size of Cash Management Fund's investment portfolio (approximately $9,492 million as of February 29, 2000) and the increasing advantages of reorganizing it into the Prime Money Market Fund. The Trustees reviewed the proposal. After discussions, it was decided to pursue the Reorganization with Prime Money Market Fund.

     In its consideration and approval of the Reorganization, the MFT Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Cash Management Fund and Prime Money Market Fund; the effect of such Reorganization on Cash Management Fund and its shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied by Chase; the management and other fees payable by Prime Money Market Fund; the similarities in the investment objective and policies of the funds; the opportunity to combine Cash Management Fund with the Prime Money Market Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; the fact that the Reorganization would constitute a tax-free reorganization; the determination that the proposed Reorganization is in the best interests of Cash Management Shareholders and the fact that the interests of Cash Management Shareholders would not be diluted as a result of the Reorganization.

     Similarly, the MFT Board also considered the proposed Reorganization from the perspective of Prime Money Market Fund. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFT Board determined that (i) the proposed Reorganization is in the best interests of the Prime Money Market Shareholders and (ii) the interests of Prime Money Market Fund's shareholders would not be diluted as a result of the Reorganization.

     After considering the foregoing factors, together with such other information as they believed to be relevant, the MFT Board approved the Reorganization Plan and directed that it be submitted to Cash Management Shareholders for approval.

             THE MFT BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
              PROPOSAL--APPROVAL OF THE REORGANIZATION PLAN.


     The MFT Board has not determined what action Cash Management Fund will take in the event Cash Management Shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action, including the sale of assets to, or merger with, another investment company, the possible liquidation of Cash Management Fund, or continuing the operations of Cash Management Fund in its present form.

Federal Income Tax Consequences

     Consummation of the Reorganization is subject to the condition that MFT receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Cash Management Fund to Prime Money Market Fund in exchange for Prime Money Market Fund Shares and the liquidating distributions to Cash Management Shareholders of Prime Money Market Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Cash Management Fund and Prime Money Market Fund will each be considered "a party to a reorganization" within the meaning of 368(b) of the Code; (ii) no gain or loss will be recognized by Cash Management Fund as a result of such transaction; (iii) no gain or loss will be recognized by Prime Money Market Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Cash Management Shareholders on the distribution to Cash Management Shareholders of Prime Money Market Fund Shares in exchange for their Cash Management Fund Shares; (v) the aggregate basis of Prime Money Market Fund Shares received by a Cash Management Shareholder will be the same as the aggregate basis of such Cash Management Shareholder's Cash Management Fund Shares immediately prior to the Reorganization; (vi) the basis of Prime Money Market Fund in the assets of Cash Management Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Cash Management Fund immediately before such transaction; (vii) a Cash Management Shareholder's holding period for Prime Money Market Fund Shares will be determined by including the period for which Cash Management Shareholder held Cash Management Fund Shares exchanged therefor, provided that such shareholder held such Cash Management Fund Shares as a capital asset; and (viii) Prime Money Market Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Cash Management Fund.

     MFT has not sought a tax ruling from the Internal Revenue Service ("IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Cash Management Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Capitalization

     Because Cash Management Fund will be combined with the Prime Money Market Fund in the Reorganization, the total capitalization of Prime Money Market Fund after the Reorganization is expected to be greater than the current capitalization of Cash Management Fund. The following table sets forth, as of
    July 31, 2000: (i) the capitalization of Cash Management Fund; (ii) the capitalization of Prime Money Market Fund; and (iii) the pro forma capitalization of Prime Money Market Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Prime Money Market Fund and Cash Management Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund.

-----------------------------------------------------------------------------------------------------------
                                         Cash Management
                                              Fund          Prime Money Market Fund     Pro Forma Combined
-----------------------------------------------------------------------------------------------------------
  Total Net Assets (in thousands)          $10,603,423            $10,681,601              $21,285,024
-----------------------------------------------------------------------------------------------------------
  Shares Outstanding (in thousands)         10,604,359             10,681,723               21,286,082
-----------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                    $1.00                 $1.00                    $1.00
-----------------------------------------------------------------------------------------------------------


                               INVESTMENT POLICIES

     The following discussion summarizes some of the investment policies of Prime Money Market Fund. Except as noted below, Prime Money Market Fund has identical investment policies to Cash Management Fund. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Prime Money Market Fund, which are incorporated herein by reference.

Objective

     Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The investment objective is fundamental.

Main Investment Strategy

     Prime Money Market Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

     Prime Money Market Fund principally invests in:

     o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

     o debt securities issued or guaranteed by qualified banks that are:

       > U.S. banks with more than $1 billion in total assets, and foreign branches of these banks

       > foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

       > other U.S. or foreign commercial banks which Prime Money Market Fund's advisers judge to have comparable credit standing

     o securities issued or guaranteed by the U.S. Government, its agencies or authorities

     o asset-backed securities

     o repurchase agreements

     The dollar weighted average maturity of Prime Money Market Fund will be 60 days or less and Prime Money Market Fund will buy only those instruments which have remaining maturities of 397 days or less. The Cash Management Fund has a dollar weighted average maturity of 90 days or less.

     Prime Money Market Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

     Prime Money Market Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by Prime Money Market Fund's advisers.

     Prime Money Market Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

     Prime Money Market Fund seeks to maintain a net asset value of $1.00 per share.

     Prime Money Market Fund may change any of its investment policies (except its investment objective) without shareholder approval.

Investment Restrictions

     Each of Prime Money Market Fund and Cash Management Fund have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of such Fund which means the vote of the lesser of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before such Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and
    (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, each Fund may invest more than 25% of their total assets in obligations issued by banks, including U. S. banks;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent either Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that (a) either Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) either Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, either Fund may borrow money as authorized by the 1940 Act;

(7) underwrite securities issued by other persons except insofar as such Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as such Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Neither Fund may, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Neither Fund may make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of such Fund. Neither Fund has any current intention of making short sales against the box.

(3) Neither Fund may purchase or sell interests in oil, gas or mineral leases.

(4) Neither Fund may invest more than 10% of its net assets in illiquid securities.

(5) Neither Fund may write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the MFT Board.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     As a nonfundamental operating policy, the Funds will not invest more than 25% of their respective total assets in obligations issued by foreign banks (other than foreign branches of U.S. banks).

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The procedures for purchases, redemptions and exchanges of Prime Money Market Fund Shares are identical to those of Cash Management Fund. Accordingly, the descriptions in this section apply to both Funds.

Buying Fund Shares

     Shareholders do not pay any sales charge (sometimes called a sales load) when they buy shares in Cash Management Fund or Prime Money Market Fund.

     The price shareholders pay for their shares is the net asset value per share ("NAV"). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund seeks to maintain a stable NAV of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a Fund's security is different than the price such Fund would receive if it sold the investment.

     The NAV of each class of a Fund's shares is generally calculated by 6:00 pm Eastern time each day such Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives such shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

     The Center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If an order is received in proper form by 4:00 p.m. (Eastern time), it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after 4:00 p.m., it will generally be processed at the next day's price. If a purchaser pays by check for a Fund's shares before 4:00 p.m., it will generally be processed the next day such Fund is open for business.

     A later cut-off time may be permitted for investors buying a Fund's shares (through Chase or a bank affiliate of Chase) so long as such later cut-off time is before such Fund's NAV is calculated. If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each Fund may close earlier a few days each year if the Public Securities Association recommends that the U.S.

Government securities market close trading early. Each shareholder must provide a SSN or Taxpayer Identification Number when opening an account.

     Each Fund has the right to reject any purchase order.

Minimum investments for each Fund:

Class of Shares     Type of Account                Initial Investment     Additional Investments
---------------     ---------------                ------------------     ----------------------
Vista               Regular                        $2,500                 $100
                    Systematic Investment Plan     $1,000                 $100
                    IRAs                           $1,000                 $100
                    SEP-IRAs                       $1,000                 $100
                    Education IRAs                 $500                   $100
Premier             N/A                            $100,000               No minimum
Institutional       N/A                            $1,000,000             No minimum

Eligibility Requirements:

     Premier Class Shares and Institutional Class Shares of each Fund are available only to institutions, trusts, partnerships, corporations and certain retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution that has investment authority over such accounts, as well as individuals who meet such Fund's minimum investment requirements for that class of shares.

Miscellaneous:

     All purchases of Institutional Class Shares of a Fund must be paid for by federal funds wire. They may be purchased only through financial service firms, such as broker-dealers and banks that have an agreement with such Fund.

     For Vista Class Shares and Premier Class Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check doesn't clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m. Eastern time on the day the shareholder buys.

     Shareholders seeking to buy Vista Class Shares through an investment representative should instruct their representative to contact the Funds. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representatives may set different minimum investments and earlier cut-off times.

     A systematic investment plan is available for Vista Class Shares and Premier Class Shares.

Selling Fund Shares

     Shares of either Fund may be sold on any day the Center is open for trading, either directly to such Fund or through an investment representative. Shareholders of a Fund will receive the next NAV calculated for such Fund after the Center accepts his or her sale order.

     Under normal circumstances, if a request is received before 4:00 p.m. (Eastern time), a Fund will send the proceeds the same business day. An order to sell shares will not be accepted if a Fund has not collected payment for the shares. A Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

     Generally, proceeds are sent by electronic transfer or wire for Vista Class Shares and Premier Class Shares and by wire only for Institutional Class Shares. However, for Vista Class and Premier Class, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records. There is a $10 charge for each wire transaction.

     For Vista Class Shares and Premier Class Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

     A shareholder who purchased through an investment representative, or in the case of Institutional Class Shares, through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

     Shareholders may also sell their shares by contacting the Center directly. Vista Class shareholders may contact 1-800-34-VISTA while Premier Class and Institutional Class shareholders may contact 1-800-62-CHASE.

     A systematic withdrawal plan is available for Vista Class Shares and Premier Class Shares.

Exchanging Fund Shares

     Shares of each Fund may be exchanged for shares in certain other Chase Vista Funds. For tax purposes, an exchange is treated as a sale of such shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

     The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFT. Each Fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege may also be terminated. Each Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

Other Information Concerning the Funds

     For Vista Class Shares, each Fund may close an account if the balance falls below $500 because the investor has sold shares. Each Fund may also close the account if an investor is in a systematic investment plan and fails to meet investment minimums over a 12-month period. For Premier Class Shares, each Fund may close an account if the balance falls below $100,000. For Institutional Class Shares, each Fund may close an account if the balance falls below $1,000,000. At least 60 days notice will be given before closing the account.

     Unless a shareholder indicates otherwise on his or her account application, each Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. Each Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if such Fund takes reasonable precautions. A Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if such Fund does not follow reasonable procedures.

     It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail each Fund instructions or contact their investment representative or agent. Either Fund may modify or cancel the sale of shares by phone without notice.

     MFT has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to MFT's customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Class Shares of each Fund, up to 0.25% of the average daily net assets of the Premier Class Shares of each Fund and up to 0.10% of the average daily net assets of the Institutional Class Shares, held by investors serviced by the shareholder servicing agent. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) attributable the either Fund does not exceed 0.25% of the average annual net assets attributable to the Vista Class Shares of such Fund.

     Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

     Each Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

     Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

                             DISTRIBUTIONS AND TAXES

     The Funds can earn income and they can realize capital gain. The Funds will deduct from these earnings any expenses and then pay to shareholders the distributions.

     The Funds declare dividends daily, so shares can start earning dividends on the day they are purchased. The Fund distributes the dividends monthly in the form of additional shares, unless the Fund is informed by the shareholder that he or she wants payment in cash or deposited in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which they are received. The Fund distributes any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

     Dividends are usually taxable as ordinary income at the federal, state and local levels. Certain states or municipalities may not charge state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

     Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

     The above is only a general summary of tax implications of investing in the Funds. Investors should consult their tax advisers to see how investing in the Funds will affect their own tax situation.


                        COMPARISON OF THE ORGANIZATIONAL
                        STRUCTURE OF CASH MANAGEMENT FUND
                           AND PRIME MONEY MARKET FUND


     There are no differences in the organizational structure of Cash Management Fund and Prime Money Market Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of trustees.

Structure of the Prime Money Market Fund

     Each of Cash Management Fund and Prime Money Market Fund is organized as a series of MFT, which is organized under the law of the State of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws (the "MFT Trust Documents") and applicable Massachusetts law. The operations of Prime Money Market Fund will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

Trustees and Officers of MFT

     Subject to the provisions of the MFT Trust Documents, the business of each of Cash Management Fund and Prime Money Market Fund is managed by MFT's trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities.

     Information concerning the current Trustees of the MFT Board is set forth later in this document.

Shares of Funds

     MFT has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, that may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of MFT, and may issue multiple classes of shares. Each share of a portfolio or class of MFT represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of MFT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of MFT in a manner believed by management of MFT to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), including the election or selection of trustees and independent accountants. MFT is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFT.

Shareholder Voting Rights

     A vacancy in the MFT Board resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of MFT at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of MFT stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Shareholder Liability

     Under Massachusetts law, shareholders of MFT could, under certain circumstances, be held personally liable as partners for the obligations of MFT. However, the MFT Declaration of Trust disclaims shareholder liability for acts or obligations of MFT and provides for indemnification and reimbursement of expenses out of MFT property for any shareholder held personally liable for the obligations of MFT. The MFT Declaration of Trust also provides that MFT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MFT, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and MFT itself was unable to meet its obligations.

Liability of Directors and Trustees

     Under the MFT Declaration of Trust, the Trustees of MFT are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the MFT Declaration of Trust, a Trustee or officer of MFT will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

     The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of MFT are available without charge upon written request to MFT.

                INFORMATION RELATING TO THE ADVISORY CONTRACTS

General Information

     As noted above, Cash Management Fund and Prime Money Market Fund are both managed by Chase pursuant to the Advisory Agreement. With respect to the Prime Money Market Fund, Chase has delegated most of its responsibilities to CAM pursuant to the Subadvisory Agreement between Chase and CAM. As a result, CAM is responsible for most of the day-to-day management functions for Prime Money Market Fund. However, the same portfolio management team is responsible for the day-to-day management functions for both Cash Management Fund and Prime Money Market Fund.

Description of Chase


     Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of March 31, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $247 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017.


     Under the Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Funds. Chase's responsibilities under the

Advisory Agreement include supervising the Funds' investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Funds' investments and complying with regulatory reporting requirements. Chase delegates certain of these responsibilities with respect to Prime Money Market Fund to CAM. Under the Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of Prime Money Market Fund.

     Expenses and Advisory Fees. The Advisory Agreement provides that each of Cash Management Fund and Prime Money Market Fund will pay Chase a monthly advisory fee based upon the net assets of such Fund, at the annual rate of 0.10% of net assets of such Fund. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields.

     Under the Advisory Agreement, except as indicated above, each Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.


     For the twelve months ended February 29, 2000, Chase accrued management fees of approximately $7,994,000 for Cash Management Fund and $9,735,000 for Prime Money Market Fund.


     Subcontracting. Chase is authorized by the Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by MFT or the relevant Fund, and to be approved by the shareholders of such Fund as required by the 1940 Act.

     Limitation on Liability. The Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFT or a Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFT or a Fund for the acts of any sub-adviser of such Fund as it is for its own acts.

     Duration and Termination. The Advisory Agreement continues in effect from year to year with respect to each of Cash Management Fund and Prime Money Market Fund only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFT or the majority of the outstanding voting securities of such Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons", as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to either Fund without penalty by the MFT Board or by vote of the majority such Fund's outstanding voting securities, upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFT.

Portfolio Transactions and Brokerage Commissions

     Chase, as the investment adviser to both Cash Management Fund and Prime Money Market Fund, has responsibilities with respect to each Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFT Board. In addition, the subadvisory agreement with CAM currently provides that CAM's responsibilities with respect to the Prime Money Market Fund's portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the Advisory Agreement. Accordingly, the description below of Chase's responsibilities under the Advisory Agreement would also apply to CAM's responsibilities under the Subadvisory Agreement.

     Under the Advisory Agreement, Chase, subject to the general supervision of the MFT Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for Cash Management Fund and Prime Money Market Fund with brokers and dealers selected by Chase, which may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and MFT's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to each Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for a Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

     In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFT Board regarding overall commissions paid by a Fund and their reasonableness in relation to the benefits to such Fund.

     In executing portfolio transactions for Cash Management Fund or Prime Money Market Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such funds, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFT's registration statement and any such funds' Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

     It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFT or any of its portfolios, including Cash Management Fund and Prime Money Market Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.


     For the twelve months ended February 29, 2000, neither Cash Management Fund nor Prime Money Market Fund paid any brokerage commissions.


Description of CAM

     CAM is a wholly-owned subsidiary of Chase. CAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

Description of the Subadvisory Agreement

     The Subadvisory Agreement permits Chase to delegate to CAM portfolio management duties. With respect to the day-to-day management of Prime Money Market Fund, CAM makes decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to Prime Money Market Fund under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the Subadvisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM.

     Chase and CAM bear all expenses in connection with the performance of their respective services under the Subadvisory Agreement.

     As investment adviser, Chase oversees the management of Prime Money Market Fund under the Subadvisory Agreement, and, subject to the general supervision of the MFT Board, makes recommendations and provides guidelines to CAM based on general economic trends and macroeconomic factors. Among the recommendations that may be provided by Chase to CAM are guidelines and benchmarks against which Prime Money Market Fund would be managed. From the fee paid by Prime Money Market Fund under the Advisory

Agreement to Chase, Chase bears responsibility for payment of subadvisory fees to CAM. Therefore, Prime Money Market Fund does not bear any increase in advisory fee rates resulting from the Subadvisory Agreement. The Subadvisory Agreement provides that CAM is entitled to receive from Chase, out of its advisory fee, a monthly management fee as disclosed below under "Subadvisory Fee."

     Duration and Termination. The Subadvisory Agreement will continue for successive one-year periods, provided that such continuation is specifically approved at least annually by (i) the MFT Board or a majority of the outstanding voting securities of Prime Money Market Fund and, (ii) a majority of the Trustees who are not interested persons of the Fund, Chase or CAM, in each case, by vote cast in person at a meeting called for such purposes. The Subadvisory Agreement is terminable at any time, without penalty, by vote of the MFT Board, by Chase by the majority of the outstanding voting securities of Prime Money Market Fund, or by CAM upon 60 days' written notice. The Subadvisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

     Subadvisory Fee. As compensation for its services, CAM receives a fee from Chase. The fee is at the annual rate of 0.03% of the current value of the net assets of Prime Money Market Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the 0.03% annual subadvisory fee percentage rate and multiplying this product by the value of the net assets of Prime Money Market Fund at the close of business on the previous business day of MFT.


     With respect to Prime Money Market Fund, Chase paid subadvisory fees of approximately $2,920,500 to CAM during the twelve months ended February 29, 2000. The fees were paid by Chase out of the advisory fees it received for Prime Money Market Fund and were not an additional charge to Prime Money Market Fund.


                      INFORMATION RELATING TO THE MFT BOARD

General Information

     Set forth below are the current members of the MFT Board.

Name and Position                                   Principal Occupation and Other Information
-----------------                                   ------------------------------------------
Fergus Reid, III          Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation,
                          since September 1985; Trustee, Morgan Stanley Funds. Age: 67, Address: 202 June Road,
                          Stamford, CT 06903.

*H. Richard Vartabedian   Trustee and President of the Trust. Investment Management Consultant, formerly, Senior
                          Investment Officer, Division Executive of the Investment Management Division of The
                          Chase Manhattan Bank, N.A., 1980 through 1991. Age: 64. Address: P.O. Box 296, Beach
                          Road, Hendrick's Head, Southport, ME 04576.

William J. Armstrong      Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 58.
                          Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

John R.H. Blum            Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil
                          & Allegaert; Commissioner of Agriculture, State of Connecticut, 1992-1995. Age: 70.
                          Address: 322 Main Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.     Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard
                          Association Inc., (1971-1988); Director, Jenel Hydraulics, Inc.; Director of The Hanover
                          Funds, Inc. Age: 67. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.     Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with
                          Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 66
                          Address: 108 Valley Road, Cos Cob, CT 06807

Joseph J. Harkins         Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of
                          The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by
                          Chase in numerous capacities and offices since 1954. Director of Blessings Corporation,
                          Jefferson Insurance Company of New York, Monticello Insurance Company and National.
                          Age: 68. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

Name and Position                                   Principal Occupation and Other Information
-----------------                                   ------------------------------------------
*Sarah E. Jones             Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly
                            Managing Director for the Global Asset Management and Private Banking Division of
                            The Chase Manhattan Bank. Age: 47. Address: Chase Mutual Funds Corp., 1211 Avenue
                            of the Americas, 41st Floor, New York, New York 10081.

W.D. MacCallan              Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; Retired;
                            formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co.
                            and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover
                            Investment Funds, Inc. Age: 72. Address: 624 East 45th Street, Savannah, GA 31405.

W. Perry Neff               Trustee. Retired; Independent Financial Consultant; Director of North America Life
                            Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Director and
                            Chairman of The Hanover Funds, Inc.; Director, Chairman and President of The Hanover
                            Investment Funds, Inc. Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.   Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and
                            Chief Executive Officer of Vista Capital Management; Chief Investment Executive of
                            The Chase Manhattan Bank. Age: 64. Address: Chase Mutual Funds Corp., One Chase
                            Manhattan Plaza, Third Floor, New York, New York 10081.

Richard E. Ten Haken        Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools,
                            Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President,
                            New York State Teachers' Retirement System. Age: 65. Address: 4 Barnfield Road,
                            Pittsford, NY 14534.

Irving L. Thode             Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin
                            American Operations, and General Manager of its Data Services business. Age: 69.
                            Address: 80 Perkins Road, Greenwich, CT 06830.

George E. McDavid           Trustee. President, Houston Chronicle Publishing Company. Age: 69 Address: P.O. Box 2558,
                            Houston, TX 77252

------------
* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

     Set forth below as to each executive officer of MFT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.



Name and Position      Age                      Principal Occupation and Other Information
-----------------      ---                      ------------------------------------------
Martin R. Dean         37     Treasurer and Assistant Secretary. Vice President, Administration Services,
                              BISYS Fund Services; Address: 3435 Stelzer Road, Columbus, OH 43219.

Lisa Hurley            44     Secretary. Senior Vice President and General Counsel, BISYS Fund
                              Services; formerly Counsel to Moore Capital Management and General
                              Counsel to Global Asset Management and Northstar Investments
                              Management. Address: 90 Park Avenue, New York, NY 10016

Vicky M. Hayes         37     Assistant Secretary. Vice President and Global Marketing Manager, Vista
                              Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital
                              Management and held various positions with J. & W. Seligman & Co.
                              Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

Alaina Metz            31     Assistant Secretary. Chief Administrative Officer, BISYS Fund Services;
                              formerly Supervisor, Blue Sky Department, Alliance Capital Management
                              L.P. Address: 3435 Stelzer Road, Columbus, OH 43219.


     The Trustees and officers of MFT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFT, are referred to below as the "Chase Vista Funds").

Transactions with and Remuneration of Trustees and Officers

     No compensation, direct or otherwise, other than through fees paid to Chase or CAM, is payable by MFT to any of its officers or Trustees who are affiliated with Chase or CAM (or any of their affiliates).

     Chase, CAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectability (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

General Information

     This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFT Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFT's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFT may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFT to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Cash Management Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.


     Only Cash Management Shareholders of record at the close of business on August 18, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted [_______] Cash Management Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.


     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

Shareholder Approvals


     Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of the Cash Management Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Cash Management Fund Shares. In tallying Cash Management Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal.


Interested Parties


     On the Record Date, the trustees and officers of Cash Management Fund as a group owned less than 1% of the outstanding shares of Cash Management Fund.

     On the Record Date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of any class or series of shares of Cash Management Fund and the percentage of any class or series of shares of Prime Money Market Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at [________], 2000 are as follows:


------------------------------------------------------------------------------------------------
                                                                          Percentage of Series B
                                                   Percentage of Cash       Investor Shares of
    Cash                             Amount of       Management Fund        Prime Money Market
 Management                            Shares        Shares Owned on         Fund Owned Upon
    Fund        Name and Address       Owned           Record Date             Consummation
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

     On the Record Date, the trustees and officers of MFT as a group owned less than 1% of the outstanding shares of Prime Money Market Fund.

     On the Record Date, the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Prime Money Market Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings on the Record Date were as follows:


------------------------------------------------------------------------------------------------
  Prime                          Class and     Percentage of     Percentage of     Percentage of
  Money                            Amount       Class Owned       Fund Shares       Class Owned
  Market                         of Shares       on Record          Owned on           Upon
  Fund      Name and Address       Owned            Date          Record Date      Consummation
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                        ADDITIONAL INFORMATION ABOUT MFT

     Information about Cash Management Fund and Prime Money Market Fund is included in the Prospectus dated December 29, 1999, which is incorporated by reference herein. Additional information about Cash Management Fund and Prime Money Market Fund is also included in MFT's Statement of Additional Information dated December 29, 1999, which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling 1-800-34-VISTA. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS


     The unaudited financial statements and notes thereto of Cash Management Fund and Prime Money Market Fund for the six-month period ended February 29, 2000 and the audited financial statements and notes thereto of Cash Management Fund and Prime Money Market Fund for the fiscal year ended August 31, 1999 are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and financial highlights for Cash Management Fund and Prime Money Market Fund for the fiscal year ended August 31, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.


                                 OTHER BUSINESS

     The MFT Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFT Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

     MFT is not involved in any litigation that would have any material adverse effect upon either Cash Management Fund or Prime Money Market Fund.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to MFT in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-34-VISTA.

                                     * * *
     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this ___th day of _______, 2000 by Mutual Fund Trust (the "Trust"), a Massachusetts business trust, on behalf of the Cash Management Fund (the "Transferor Portfolio") and the Prime Money Market Fund (the "Acquiring Portfolio").

     WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

     WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Portfolio and the Acquiring Portfolio hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

   (a) Plan of Reorganization.

      (i) The Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of various share classes, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio Shares which are distributed to each Transferor Portfolio shareholder shall be of the same share class as the Transferor Portfolio Shares owned by such Transferor Portfolio shareholder. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

     (b) Exchange Date and Effective Time of the Reorganization.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time
of the Reorganization") on      , 2000, or such later date as may be agreed upon
by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

   (c) Valuation.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets by the net asset value per share of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

The Acquiring Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. The Acquiring Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus and statement of additional information of the Trust, each dated December 29, 1999, as amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of July 31, 2000 there were outstanding approximately 1,123,737,122 Vista Class shares, 1,234,809,765 Premier Class shares, 8,311,847,167 Institutional Class shares, 1,000 Reserve Class shares, 11,178,714 B Class shares and 149,587 C Class shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.


     (e) Financial Statements. The financial statements of the Trust with respect to the Acquiring Portfolio for the fiscal year ended August 31, 1999, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Trust with respect to the Acquiring Portfolio for the six months ended February 29, 2000 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to February 29, 2000 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.


     (i) No Material Adverse Change. Since August 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).


     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment to which the Trust, on behalf of the Acquiring Portfolio, is subject.

     (l) Taxes. The federal income tax returns of the Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including August 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the

Acquiring Portfolio have been paid so far as due. The Trust and the Acquiring Portfolio currently are in compliance with Section 817(h) of the Code and will continue to be so up until and at the Exchange Date.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIO

The Transferor Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. The Transferor Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus and statement of additional information of the Trust, each December 29, 1999, as amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of July 31, 2000 there were outstanding approximately 7,039,723,293 Vista Class shares, 454,874,201 Premier Class shares and 3,109,761,813 Institutional Class shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.


     (e) Financial Statements. The financial statements for the Trust with respect to the Transferor Portfolio for the fiscal year ended August 31, 1999, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements for the Trust with respect to the Transferor Portfolio for the six month period ended February 29, 2000 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to February 29, 2000 or otherwise previously disclosed to the Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

     (h) No Material Adverse Change. Since August 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Transferor Portfolio' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Transferor Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. The federal income tax returns of the Trust with respect to each Transferor Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including August 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolio have been paid so far as due. The Trust and the Transferor Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING PORTFOLIO

The Acquiring Portfolio covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolio shall furnish such data and information relating to the Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, of the Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR PORTFOLIO

The Transferor Portfolio covenants to the following:

     (a) Meeting of the Transferor Portfolio's Shareholders. The Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor Portfolio will cooperate with the Acquiring Portfolio and will furnish to the Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Transferor Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Transferor Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIO

The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolio's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

     (b) Covenants, Warranties and Representations. The Acquiring Portfolio shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since August 31, 1999.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinion. The Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolio's Shareholders. The Transferor Shareholder Approval shall have been obtained.

     (b) Covenants, Warranties and Representations. The Transferor Portfolio shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since August 31, 1999.

     (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

   (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.


     (e) Distribution of Income and Gains. The Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

   (f) Tax Opinion. The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, either the Transferor Portfolio or the Acquiring Portfolio may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination by the Transferor Portfolio. The Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio, the Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Portfolio hereunder or a material covenant of the Acquiring Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Portfolio.

     (d) Termination by the Acquiring Portfolio. The Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Portfolio, the Trust and The Chase Manhattan Bank if
(i) a material condition to the performance of the Acquiring Portfolio hereunder or a material covenant of the Transferor Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Portfolio.

     (e) Termination by the Trust. This Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio or the Acquiring Portfolio.

     (f) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES; INSURANCE
     The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolio in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. NOTICES
     Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Trust (for itself or on behalf of the Transferor Portfolio or the Acquiring Portfolio):

1211 Avenue of the Americas
41 Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE
     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolio, the Acquiring Portfolio and the Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolio and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "Mutual Fund Trust" is the designation of the Trustees under a Declaration of Trust dated December 1, 1994, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          Mutual Fund Trust

                                          on behalf of the Transferor Portfolio


                                          By: _________________________________
                                              Name:
                                              Title:

                                          Mutual Fund Trust

                                          on behalf of the Acquiring Portfolio

                                          By: _________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

The Chase Manhattan Bank

By: _________________________________
    Name:
    Title:

[CHASE VISTA FUND LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                             (Special Meeting of Shareholders of
                                                           Cash Management Fund,
                                                  a series of Mutual Fund Trust)


                              CASH MANAGEMENT FUND,
                          a series of Mutual Fund Trust


           1211 Avenue of the Americas, 41st Floor, New York, NY 10036
                                  (800) 34-VISTA

                             PRIME MONEY MARKET FUND
                          a series of Mutual Fund Trust


           1211 Avenue of the Americas, 41st Floor, New York, NY 10036
                                 (800) 34-VISTA


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated August 30, 2000 for the Special Meeting of Shareholders of Cash Management Fund ("Cash Management Fund"), a series of Mutual Fund Trust ("MFT"), to be held on October 5, 2000. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling Cash Management Fund at 1-800-34-VISTA.


     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.


     Further information about Prime Money Market Fund is contained in MFT's Statement of Additional Information dated December 29, 1999, which is incorporated herein by reference.

     The date of this Statement of Additional Information is August 30, 2000.

Table of Contents                     Page
------------------------------------------
General Information ................... 3
Financial Statements .................. 4
Pro Forma Financial Statem.ents ....... 5

                               GENERAL INFORMATION

     The Shareholders of Cash Management Fund are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of [ ], 2000 by and between MFT, on behalf of Prime Money Market Fund, and MFT, on behalf of Cash Management Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of Cash Management Fund to Prime Money Market Fund in exchange for shares issued by MFT in Prime Money Market Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of Cash Management Fund that are outstanding immediately before the Effective Time of the Reorganization.


     Following the exchange, Cash Management Fund will make a liquidating distribution of Prime Money Market Fund shares to its shareholders, so that (a) a holder of Vista Class Shares in Cash Management Fund will receive Vista Class Shares of Prime Money Market Fund, (b) a holder of Premier Class Shares in Cash Management Fund will receive Premier Class Shares of Prime Money Market Fund and
(c) a holder of Institutional Class Shares of Cash Management Fund will receive Institutional Class Shares of Prime Money Market Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization. Upon completion of the Reorganization, Cash Management Fund will be dissolved under state law and will de-register under the 1940 Act.

     A Special Meeting of shareholders of Cash Management Fund to consider the Reorganization Plan and the related transaction will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, on October 5, 2000 at 11:00 a.m., (Eastern time). For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS


     The unaudited financial statements and notes thereto of Cash Management Fund and Prime Money Market Fund contained in its Semi-Annual Report to Shareholders dated February 29, 2000 and the audited financial statements and notes thereto of Cash Management Fund and Prime Money Market Fund contained in their Annual Report to Shareholders dated August 31, 1999 are incorporated by reference into this Statement of Additional Information related to the Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in Cash Management Fund's and Prime Money Market Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Semi-Annual or Annual Reports are incorporated herein by reference.

                         PRO FORMA FINANCIAL STATEMENTS

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                          February 29, 2000 (Unaudited)
                             (Amounts in thousands)

                                                        Principal Amount (USD)                       Market Value
                                                --------------------------------------- --------------------------------------
                                                    Cash          Prime      Pro Forma      Cash          Prime      Pro Forma
                                                 Management   Money Market    Combined   Management   Money Market   Combined
                                                ------------ -------------- ----------- ------------ -------------- ----------
U.S. Government Agency Securities--2.7%
Federal Home Loan Bank,
 5.06%, 03/09/00                                   $40,000                    $40,000     $ 40,000                   $ 40,000
 DN, 5.66%, 05/26/00                                34,000       $60,000       94,000       33,553      $ 59,211       92,764
 DN, 5.70%, 03/15/00                                              25,000       25,000                     24,947       24,947
 DN, 5.85%, 11/17/00                                              35,000       35,000                     33,597       33,597
 DN, 5.93%, 11/24/00                                35,000        50,000       85,000       33,541        47,916       81,457
 DN, 5.93%, 12/01/00                                93,900                     93,900       89,884                     89,884
 DN, 6.03%, 12/08/00                                              55,000       55,000                     52,549       52,549
 DN, 6.13%, 12/22/00                                              15,000       15,000                     14,287       14,287
 DN, 6.32%, 01/08/01                                              25,000       25,000                     23,707       23,707
 DN, 6.50%, 02/01/01                                25,000        25,000       50,000       23,572        23,572       47,144
                                                                                          --------      --------     --------
Total U.S. Government Agency
 Securities (Cost $500,336)                                                                220,550       279,786     $500,336
                                                                                                                     ========
State and Municipal Obligations--0.8%
California--0.5%
California Housing Finance Agency,
 Home Mortgage, Ser. M, FRDO, +,
 5.83%, 03/06/00                                    61,200                     61,200       61,200                     61,200
California Pollution Control Financing
 Authority, Environmental Improvement,
 Shell Oil Co., Project B, FRDO,
 5.89%, 03/01/00                                    20,000                     20,000       20,000                     20,000
Sacramento County, California, FRDO,
 5.85%, 03/06/00                                    22,000                     22,000       22,000                     22,000
                                                                                          --------                   --------
                                                                                           103,200                    103,200
                                                                                                                     ========
Michigan--0.0%
Sault Ste Marie Michigan Tribe Building
 Authority, Taxable, FRDO, 6.46%, 06/01/00                         5,056        5,056                      5,056        5,056
                                                                                                        --------     --------
Missouri--0.1%
SSM Healthcare, Missouri Health
 Facilities, Ser. E, FRDO, +, 5.95%, 03/07/00       16,200                     16,200       16,200                     16,200
                                                                                          --------                   --------
Texas--0.2%
Texas State, Taxable, Medical Options
 Period, FRDO, 5.99%, 03/01/00                                     3,600        3,600                      3,600        3,600
Texas State, Veterans Housing, Ser. A-2,
 FRDO, 5.85%, 03/06/00                              27,500                     27,500       27,500                     27,500
                                                                                          --------      --------     --------
                                                                                            27,500         3,600       31,100
                                                                                          --------      --------     --------
Total State and Municipal Obligations
 (Cost $155,556)                                                                           146,900         8,656      155,556
                                                                                                                     ========
Corporate Notes & Bonds--47.2%
Asset Backed Securities--16.6%
Asset Backed Capital LTD
 (Channel Islands), MTN, #,
 5.28%, 06/01/00                                    50,000                     50,000       50,000                     50,000
 FRN, 6.02%, 05/15/00                               50,000                     50,000       50,000                     50,000
 FRN, 6.04%, 04/24/00                               50,000                     50,000       50,000                     50,000
Bavaria TRR Corp., (Germany), FRN,
 6.01%, 03/23/00                                                  75,000       75,000                     74,999       74,999
Beta Finance Corp., Inc.,
 (Channel Islands), MTN, #,
 5.20%, 03/01/00                                    23,000                     23,000       23,000                     23,000
 5.22%, 03/06/00                                    30,000                     30,000       30,000                     30,000

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
              Pro Forma Combining Schedule of Portfolio Investments
                    February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                 Principal Amount (USD)                       Market Value
                                         --------------------------------------- --------------------------------------
                                             Cash          Prime      Pro Forma      Cash          Prime      Pro Forma
                                          Management   Money Market    Combined   Management   Money Market   Combined
                                         ------------ -------------- ----------- ------------ -------------- ----------
Asset Backed Securities--continued
 5.27%, 05/15/00                           $ 45,000                   $ 45,000     $ 45,000                   $ 45,000
 6.02%, 08/15/00                                         $ 60,000       60,000                   $ 60,000       60,000
 6.87%, 02/26/01                                           65,000       65,000                     65,000       65,000
 FRN, 6.06%, 07/27/00                                      70,000       70,000                     70,000       70,000
CC USA, Inc., (Centauri Corp.), MTN, #,
 5.18%, 04/25/00                             50,000                     50,000       50,000                     50,000
 5.68%, 06/15/00                             24,000                     24,000       24,000                     24,000
 5.75%, 07/20/00                                           60,000       60,000                     60,000       60,000
 6.10%, 09/07/00                                           60,000       60,000                     60,000       60,000
 FRN, 5.85%, 04/26/00                                      50,000       50,000                     49,999       49,999
 FRN, 5.96%, 05/22/00                                     100,000      100,000                     99,998       99,998
Certificates Linked to Asset Backed
 Certificates, FRN, #,
 5.90%, 04/18/00                             50,000                     50,000       50,000                     50,000
 Ser. 1998-4, 5.88%, 08/18/00               100,000                    100,000      100,000                    100,000
Corporate Asset Funding, FRN,
 5.91%, 03/15/00                                          127,000      127,000                    127,000      127,000
Dorada Finance Inc., MTN, #,
 5.60%, 06/07/00                                           35,000       35,000                     35,000       35,000
 FRN, 5.87%, 07/17/00                                      70,000       70,000                     69,991       69,991
 FRN, 6.12%, 09/05/00                                      75,000       75,000                     75,000       75,000
K2 (USA) LLC,
 FRN, 6.03%, 03/29/00                                      50,000       50,000                     50,000       50,000
 FRN, 6.04%, 03/15/00                                      50,000       50,000                     50,000       50,000
 MTN, #, 5.60%, 06/12/00                                   25,000       25,000                     25,000       25,000
 MTN, #, 5.68%, 06/15/00                                   35,000       35,000                     35,000       35,000
 MTN, FRN, #, 5.97%, 05/30/00                              70,000       70,000                     70,000       70,000
 MTN, FRN, #, 5.99%, 08/15/00                             100,000      100,000                    100,000      100,000
 MTN, FRN, #, 6.11%, 10/16/00                              75,000       75,000                     75,000       75,000
Liberty Lighthouse U.S. Capital Co.,
 FRN, #,
 6.07%, 03/05/01                            120,000                    120,000      120,000                    120,000
 6.21%, 11/06/00                             65,000                     65,000       65,002                     65,002
Restructured Asset Securities with
 Enhanced Returns (RACERS), FRN, #,
 1999 Ser. MM-16, 5.91%, 06/02/00                         100,000      100,000                    100,000      100,000
 1999 Ser. MM-35, 5.99%, 12/15/00                          37,000       37,000                     37,000       37,000
Short Term Repackage Asset Trust
 Securities (STRATS), 1999, Ser. C,
 FRN, #, 5.95%, 04/13/00                                   25,000       25,000                     25,000       25,000
Sigma Finance Corp., (Channel Islands),
 FRN, #, 6.22%, 03/15/00                                   35,000       35,000                     35,000       35,000
 FRN, 6.29%, 04/25/00                       100,000                    100,000      100,000                    100,000
 MTN, 5.38%, 03/13/00                                      50,000       50,000                     50,000       50,000
 MTN, FRN, #, 5.92%, 03/05/01                              75,000       75,000                     75,000       75,000
 MTN, FRN, #, 5.97%, 05/25/00                              25,000       25,000                     24,999       24,999
 MTN, FRN, #, 5.98%, 04/25/00                              25,000       25,000                     25,000       25,000
 MTN, FRN, #, 6.11%, 06/11/00                              50,000       50,000                     50,000       50,000
 MTN, FRN, #, 6.15%, 09/15/00                              70,000       70,000                     70,000       70,000
 MTN, FRN, #, 6.51%, 06/30/00                             100,000      100,000                    100,000      100,000
SMM Trust, #,
 1999 Ser. B, 5.45%, 03/15/00                              50,000       50,000                     50,000       50,000
 1999 Ser. B, FRN, 6.18%, 03/15/00                         80,000       80,000                     80,000       80,000
 1999 Ser. E, 5.36%, 04/05/00                              35,000       35,000                     35,000       35,000
 1999 Ser. E, FRN, 6.02%, 04/05/00                         40,000       40,000                     40,000       40,000
 1999 Ser. G, FRN, 5.99%, 06/05/00                        136,957      136,957                    136,956      136,956

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                   Principal Amount (USD)                        Market Value
                                           --------------------------------------- ----------------------------------------
                                               Cash          Prime      Pro Forma      Cash          Prime       Pro Forma
                                           Management   Money Market     Combined  Management   Money Market     Combined
                                           ------------ -------------- ----------- ------------ -------------- ------------
Asset Backed Securities--continued
Structured Enhanced Return Trust,
 (STEERS), MTN, FRN, #,
 1998 Ser. A-39, 5.87%, 04/25/00                           $ 42,400     $ 42,400                  $   42,400    $   42,400
 1998 Ser. A-42, 6.06%, 08/25/00                             43,447       43,447                      43,447        43,447
Structured Products Asset Return
 Certificates, Ser. 1998-1, FRN, #,
 6.16%, 11/27/00                             $ 75,000                     75,000    $   75,000                      75,000
UCP LLC, 1999 Ser. A-1, 6.17%, 09/23/00                      14,003       14,003                      14,001        14,001
                                                                                    ----------    ----------    ----------
                                                                                       832,002     2,285,790     3,117,792
                                                                                                                ==========
Automotive--5.4%
Chrysler Financial Co., LLC, MTN,
 5.85%, 05/15/00                               66,000                     66,000        66,098                      66,098
Daimler Chrysler North America Holding
 Corp., MTN, FRN, 5.98%, 02/22/01             200,000                    200,000       199,851                     199,851
Ford Motor Credit Co., MTN, FRN,
 6.17%, 10/02/00                               75,000                     75,000        74,957                      74,957
 6.51%, 09/25/00                               27,000                     27,000        27,041                      27,041
Ford Motor Holdings Co., 9.25%, 03/01/00       13,980                     13,980        13,980                      13,980
General Motors Acceptance Corp., MTN,
 FRN, 6.03%, 12/14/00                         250,000                    250,000       249,828                     249,828
PACCAR Financial Corp., MTN,
 6.23%, 03/15/00                                3,000                      3,000         3,001                       3,001
 FRN, 5.99%, 02/14/01                          25,000                     25,000        24,986                      24,986
Toyota Motor Credit Corp., MTN,
 5.76%, 07/06/00                               46,000                     46,000        46,000                      46,000
 FRN, 6.05%, 08/18/00                         134,000                    134,000       134,000                     134,000
 FRN, 6.06%, 10/12/00                         140,000                    140,000       140,000                     140,000
 FRN, 6.91%, 10/25/00                                        20,000       20,000                      20,012        20,012
VW Credit Inc., MTN, #, 5.67%, 07/13/00        25,000                     25,000        24,992                      24,992
                                                                                    ----------    ----------    ----------
                                                                                     1,004,734        20,012     1,024,746
                                                                                                                ==========
Banking--5.6%
Abbey National Treasury Services PLC,
 (United Kingdom), (Yankee), MTN,
 5.24%, 03/01/00                                             25,000       25,000                      25,000        25,000
American Express Centurion Bank,
 5.89%, 03/29/00                               50,000                     50,000        50,000                      50,000
 FRN, 5.84%, 02/28/01                         100,000                    100,000       100,000                     100,000
 FRN, 5.96%, 05/25/00                                        16,000       16,000                      16,000        16,000
 FRN, 5.97%, 06/08/00                          50,000                     50,000        49,982                      49,982
 FRN, 6.10%, 04/20/00                         143,000                    143,000       143,000                     143,000
Bank One Corp., FRN, 6.11%, 11/17/00           55,000                     55,000        54,983                      54,983
BankAmerica Corp.,
 9.70%, 08/01/00                                5,000                      5,000         5,073                       5,073
 FRN, 5.92%, 03/16/00                                        70,000       70,000                      69,999        69,999
Barclays Bank PLC, (United Kingdom),
 FRN, 5.89%, 05/12/00                                       170,000      170,000                     169,987       169,987
Credit Suisse First Boston International
 (Guernsey), (Switzerland), FRN, #,
 6.08%, 10/02/00                               75,000                     75,000        75,019                      75,019
FCC National Bank, FRN, 5.95%, 05/26/00        50,000                     50,000        49,994                      49,994
U.S. Central Credit Union, MTN,
 5.08%, 04/19/00                               42,000        50,000       92,000        41,997        49,996        91,993
Wells Fargo Bank, NA, MTN,
 5.31%, 03/31/00                              100,000                    100,000        99,996                      99,996
 5.31%, 04/03/00                               50,000                     50,000        49,997                      49,997
                                                                                    ----------    ----------    ----------
                                                                                       720,041       330,982     1,051,023
                                                                                                                ==========

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                   Principal Amount (USD)                        Market Value
                                           --------------------------------------- ----------------------------------------
                                               Cash          Prime      Pro Forma      Cash          Prime       Pro Forma
                                           Management   Money Market     Combined  Management   Money Market     Combined
                                           ------------ -------------- ----------- ------------ -------------- ------------
Diversified--1.7%
General Electric Capital Corp.,
 6.66%, 05/01/00                             $ 20,000                   $ 20,000    $   20,013                  $   20,013
 MTN, 5.93%, 05/01/00                          23,500                     23,500        23,499                      23,499
 MTN, FRN, 6.04%, 05/03/00                                 $140,000      140,000                   $140,000        140,000
 MTN, FRN, 6.05%, 05/12/00                                  130,000      130,000                    129,998        129,998
                                                                                    ----------     --------     ----------
                                                                                        43,512      269,998        313,510
                                                                                                                ==========
Financial Services--10.4%
Associates Corp. of North America,
 9.13%, 04/01/00                                8,800                      8,800         8,827                       8,827
Bear Stearns Co., Inc., MTN, FRN,
 5.94%, 02/23/01                              200,000                    200,000       200,001                     200,001
CIT Group, Inc., MTN, FRN,
 5.80%, 09/15/00                               80,000                     80,000        79,970                      79,970
 6.42%, 11/13/00                               30,000                     30,000        30,059                      30,059
Commercial Credit Co., 6.13%, 03/01/00         10,000                     10,000        10,000                      10,000
Goldman Sachs Group, Inc., FRN,
 #, 6.12%, 05/12/00                           148,000                    148,000       148,001                     148,001
 MTN, 6.06%, 08/07/00                          75,000                     75,000        75,000                      75,000
 MTN, 6.10%, 09/07/00                          30,000                     30,000        30,000                      30,000
Goldman Sachs Group LP, FRN,
 6.12%, 06/13/00                                             90,000       90,000                     90,000         90,000
HomeSide Lending, Inc., FRN,
 #, 6.29%, 08/16/00                            50,000                     50,000        50,003                      50,003
 MTN, 6.14%, 03/20/00                                        60,000       60,000                     59,993         59,993
International Lease Finance Corp.,
 6.63%, 08/15/00                               22,150                     22,150        22,206                      22,206
 MTN, 5.35%, 03/06/00                          38,000                     38,000        38,000                      38,000
Merrill Lynch & Co., Inc., MTN,
 5.56%, 06/30/00                               94,000                     94,000        94,000                      94,000
 FRN, 5.88%, 03/06/01                         200,000       150,000      350,000       199,981      149,985        349,966
 FRN, 6.15%, 08/04/00                          50,000                     50,000        50,008                      50,008
 FRN, 6.23%, 09/25/00                          20,000                     20,000        19,997                      19,997
 FRN, 6.39%, 08/03/00                          12,000                     12,000        12,014                      12,014
Morgan Stanley Dean Witter & Co., FRN,
 5.96%, 03/07/00                              110,000                    110,000       110,000                     110,000
 5.96%, 08/07/00                                            150,000      150,000                    150,000        150,000
 MTN, 5.96%, 05/15/01                                        55,000       55,000                     55,003         55,003
 MTN, 6.16%, 01/22/01                          50,000                     50,000        50,067                      50,067
 MTN, 6.22%, 03/13/01                                        35,000       35,000                     35,000         35,000
 MTN, 6.22%, 03/15/01                          25,000        50,000       75,000        25,000       50,000         75,000
Sanwa Business Credit Corp., FRN, #,
 6.16%, 03/13/00                               25,000                     25,000        25,001                      25,001
U.S. Central Credit Union, MTN,
 5.14%, 04/24/00                               92,000                     92,000        91,999                      91,999
                                                                                    ----------     --------     ----------
                                                                                     1,370,134      589,981      1,960,115
                                                                                                                ==========
Food/Beverage Products--0.1%
Sara Lee Corp., MTN, 6.50%, 05/16/00           15,000                     15,000        15,013                      15,013
                                                                                                                ----------
Insurance--3.3%
AIG Funding Inc., FRN, 6.03%, 10/12/00         50,000                     50,000        50,000                      50,000
First Allmerica Financial Life Insurance
 Co., FRN, 6.03%, 04/07/00                                   73,200       73,200                     73,200         73,200
G E Financial Assurance, FRN,
 5.57%, 03/01/00                              100,000                    100,000       100,000                     100,000
Jackson National Life Insurance Co., FRN,
 6.12%, 01/18/01                              100,000                    100,000       100,000                     100,000
 6.20%, 09/01/03                                             42,900       42,900                     42,900         42,900

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                     Principal Amount (USD)                        Market Value
                                             --------------------------------------- ----------------------------------------
                                                 Cash          Prime      Pro Forma      Cash          Prime       Pro Forma
                                             Management   Money Market     Combined  Management   Money Market     Combined
                                             ------------ -------------- ----------- ------------ -------------- ------------
Insurance--continued
MetLife Funding Inc., FRN, #,
 5.49%, 06/01/00                               $ 50,000                   $ 50,000    $   50,000                  $   50,000
Prudential Funding Corp., FRN,
 6.13%, 12/21/00                                 30,000                     30,000        29,983                      29,983
Security Life of Denver Insurance Co.,
 FRN, 5.57%, 06/24/00                            75,000                     75,000        75,000                      75,000
Travelers Insurance Co., FRN,
 5.91%, 04/24/00                                 50,000                     50,000        50,000                      50,000
United of Omaha Life Insurance Company,
 FRN, 5.95%, 05/17/02                            50,000                     50,000        50,000                      50,000
                                                                                      ----------    ----------    ----------
                                                                                         504,983    $  116,100       621,083
                                                                                                                  ==========
Machinery & Engineering Equipment--0.9%
Caterpillar Financial Services Corp.,
 FRN, 5.47%, 05/18/00                            30,000                     30,000        30,003                      30,003
 MTN, 5.72%, 07/07/00                            48,000                     48,000        48,000                      48,000
 MTN, 5.80%, 03/15/00                             5,000                      5,000         5,001                       5,001
 MTN, FRN, 6.03%, 07/07/00                       75,000                     75,000        75,000                      75,000
 MTN, FRN, 6.06%, 03/10/00                       14,500                     14,500        14,501                      14,501
                                                                                      ----------                  ----------
                                                                                         172,505                     172,505
                                                                                                                  ==========
Office/Business Equipment--0.3%
Xerox Credit Corp., MTN,
 5.83%, 05/08/00                                 53,000                     53,000        52,983                      52,983
                                                                                                                  ----------
Real Estate--0.4%
Main Place Real Estate Investment Corp.,
 FRN, 6.21%, 10/25/00                            84,000                     84,000        84,034                      84,034
                                                                                                                  ----------
Retailing--0.0%
Wal-Mart Stores Inc., 5.85%, 06/01/00             5,360                      5,360         5,363                       5,363
                                                                                                                  ----------
Telecommunications--1.1%
AT&T Capital Corp., MTN, FRN,
 6.73%, 12/01/00                                 30,000                     30,000        30,143                      30,143
AT&T Corp., MTN, FRN, #,
 5.99%, 07/13/00                                175,000                    175,000       174,943                     174,943
                                                                                      ----------                  ----------
                                                                                         205,086                     205,086
                                                                                                                  ==========
Utilities--1.4%
Baltimore Gas & Electric Co., FRN,
 6.11%, 03/01/00                                 62,000                     62,000        62,002                      62,002
Hydro Quebec (Canada), MTN, FRN,
 5.98%, 01/15/22                                             $  9,000        9,000                       9,000         9,000
National Rural Utilities Co., Ser. C., MTN,
 FRN, 6.06%, 09/08/00                           190,000                    190,000       190,000                     190,000
                                                                                      ----------    ----------    ----------
                                                                                         252,002         9,000       261,002
                                                                                      ----------    ----------    ==========
Total Corporate Notes & Bonds
 (Cost $8,884,255)                                                                     5,262,392     3,621,863     8,884,255
                                                                                                                  ==========
Commercial Paper--24.2%
Asset Backed Securities--17.7%
ACE Overseas Corp., 6.04%, 03/01/00                            60,000       60,000                      60,000        60,000
Alpine Securitization Corp.,
 5.83%, 03/14/00                                               72,451       72,451                      72,299        72,299
 5.83%, 03/23/00                                              100,000      100,000                      99,646        99,646
Amsterdam Funding Corp.,
 5.85%, 03/06/00                                               75,000       75,000                      74,939        74,939
 5.85%, 03/24/00                                               49,652       49,652                      49,467        49,467
Aquinas Funding LLC, #,
 6.05%, 03/08/00                                               37,000       37,000                      36,957        36,957

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                      Principal Amount (USD)                       Market Value
                                              --------------------------------------- --------------------------------------
                                                  Cash          Prime      Pro Forma      Cash          Prime      Pro Forma
                                              Management   Money Market     Combined  Management   Money Market    Combined
                                              ------------ -------------- ----------- ------------ -------------- ----------
Commercial Paper--continued
Atlantis One Funding,
 6.00%, 03/28/00                                              $ 50,000     $ 50,000                   $ 49,782     $ 49,782
Bavaria Universal Funding,
 5.87%, 03/22/00                                                47,000       47,000                     46,840       46,840
Beta Finance Corp., Inc., (Channel Islands),
 6.00%, 03/20/00                                                35,000       35,000                     34,892       34,892
Compass Securitization LLC,
 5.84%, 03/17/00                                                72,950       72,950                     72,762       72,762
 5.84%, 03/24/00                                $ 50,000        64,000      114,000     $ 49,814        63,762      113,576
 5.85%, 03/16/00                                                50,000       50,000                     49,879       49,879
Concord Minutemen Capital Co., LLC,
 5.84%, 03/17/00                                 150,189                    150,189      149,800                    149,800
Dorada Finance Inc., #,
 5.83%, 04/28/00                                                60,000       60,000                     59,460       59,460
 6.00%, 05/05/00                                                65,000       65,000                     64,326       64,326
Falcon Asset Securitization Corp.,
 5.85%, 03/31/00                                                66,808       66,808                     66,484       66,484
 5.86%, 03/27/00                                 100,000                    100,000       99,580                     99,580
 5.86%, 03/28/00                                                38,985       38,985                     38,815       38,815
Forrestal Funding Master Trust,
 5.85%, 03/27/00                                                26,267       26,267                     26,157       26,157
Galaxy Funding Inc.,
 5.86%, 03/28/00                                                85,000       85,000                     84,628       84,628
 5.87%, 03/13/00                                                54,600       54,600                     54,494       54,494
 5.87%, 03/15/00                                                45,000       45,000                     44,898       44,898
Govco Inc., 6.04%, 05/25/00                                     40,000       40,000                     39,438       39,438
International Securitization Corp.,
 5.84%, 03/16/00                                  65,760                     65,760       65,601                     65,601
 5.84%, 03/17/00                                                97,980       97,980                     97,727       97,727
 5.85%, 03/20/00                                  60,000        85,000      145,000       59,816        84,739      144,555
Intrepid Funding Master Trust, Ser. 1999-A,
 6.28%, 09/05/00                                 125,000       150,000      275,000      121,031       145,238      266,269
Lexington Parker Capital Corp.,
 5.84%, 03/14/00                                 100,000                    100,000       99,790                     99,790
 5.85%, 03/13/00                                  61,961                     61,961       61,841                     61,841
Montauk Funding Corp.,
 5.83%, 03/15/00                                  41,000                     41,000       40,908                     40,908
 5.88%, 03/01/00                                  55,250                     55,250       55,250                     55,250
Monte Rosa Capital Corp., #,
 6.02%, 05/15/00                                                75,585       75,585                     74,650       74,650
Moriarty LLC,
 6.05%, 03/08/00                                  60,000        60,000      120,000       59,930        59,930      119,860
 6.27%, 08/17/00                                  40,000        40,000       80,000       38,858        38,858       77,716
 6.29%, 08/22/00                                                85,000       85,000                     82,494       82,494
Parthenon Receivables Funding LLC,
 5.84%, 03/20/00                                  70,499                     70,499       70,283                     70,283
Sheffield Receivables Corp., #,
 5.84%, 03/20/00                                                51,300       51,300                     51,143       51,143
 5.85%, 03/29/00                                                80,000       80,000                     79,638       79,638
Sigma Finance Corp., (Channel Islands), #,
 6.28%, 08/16/00                                  25,000                     25,000       24,288                     24,288
 6.33%, 09/01/00                                                50,000       50,000                     48,433       48,433
Thames Asset Global Securitization
 (TAGS), #, 5.85%, 03/27/00                       56,661                     56,661       56,423                     56,423
Three Rivers Funding Corp.,
 5.82%, 03/10/00                                                88,699       88,699                     88,570       88,570
Tulip Funding Corp., 5.84%, 03/13/00                            86,215       86,215                     86,048       86,048
Twin Towers Inc., #, 5.85%, 03/24/00                            40,000       40,000                     39,851       39,851

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                     Principal Amount (USD)                        Market Value
                                             --------------------------------------- ----------------------------------------
                                                 Cash          Prime      Pro Forma      Cash          Prime       Pro Forma
                                             Management   Money Market     Combined  Management   Money Market     Combined
                                             ------------ -------------- ----------- ------------ -------------- ------------
Commercial Paper--continued
WCP Funding Inc., #, 5.85%, 03/14/00                         $ 55,000     $ 55,000                  $   54,884    $   54,884
Windmill Funding Corp., 5.83%, 03/13/00        $ 55,000                     55,000    $   54,894                      54,894
                                                                                      ----------    ----------    ----------
                                                                                       1,108,107     2,222,128     3,330,235
                                                                                                                  ==========
Banking--3.3%
Banco Bozano Simonsen SA (Brazil),
 5.93%, 06/15/00                                               50,000       50,000                      49,176        49,176
Banco Itau SA (Cayman Islands),
 6.05%, 05/12/00                                               20,000       20,000                      19,768        19,768
Banco Rio De La Plata SA, (Argentina),
 5.87%, 03/09/00                                               80,000       80,000                      79,896        79,896
Banco Santander Puerto Rico,
 5.83%, 03/14/00                                              100,000      100,000                      99,791        99,791
 5.84%, 03/10/00                                               54,450       54,450                      54,371        54,371
Banca Serfin SA, (United Kingdom),
 6.05%, 03/07/00                                 40,000                     40,000        39,960                      39,960
Banco Rio De La Plata SA, (Argentina),
 6.04%, 03/09/00                                100,000                    100,000        99,868                      99,868
Credit Suisse First Boston, (Switzerland),
 5.94%, 03/09/00                                 20,000                     20,000        19,974                      19,974
Cregem North America Inc.,
 5.89%, 04/10/00                                               90,000       90,000                      89,425        89,425
CSN Overseas, 6.08%, 03/03/00                                  75,000       75,000                      74,975        74,975
                                                                                      ----------    ----------    ----------
                                                                                         159,802       467,402       627,204
                                                                                                                  ==========
Consumer Products--0.4%
Florens Container Inc.,
 6.04%, 03/07/00                                 25,000                     25,000        24,975                      24,975
 6.04%, 03/08/00                                 25,000                     25,000        24,971                      24,971
 6.09%, 05/04/00                                               32,500       32,500                      32,159        32,159
                                                                                      ----------    ----------    ----------
                                                                                          49,946        32,159        82,105
                                                                                                                  ==========
Diversified--0.3%
General Electric Capital Services Inc.,
 6.03%, 03/15/00                                 50,000                     50,000        49,886                      49,886
                                                                                                                  ----------
Financial Services--0.3%
Associates First Capital Corp.,
 5.88%, 03/01/00                                 50,000                     50,000        50,000                      50,000
                                                                                                                  ----------
Food/Beverage Products--0.7%
Archer Daniels Midland Co.,
 5.90%, 03/24/00                                 77,350                     77,350        77,067                      77,067
 5.96%, 03/22/00                                 50,000                     50,000        49,833                      49,833
                                                                                      ----------                  ----------
                                                                                         126,900                     126,900
                                                                                                                  ==========
Hotels/Other Lodging--0.3%
Accor SA, (France), 6.04%, 03/07/00                            50,000       50,000                      49,950        49,950
                                                                                                                  ----------
Telecommunications--0.4%
British Telecommunications PLC,
 (United Kingdom), 6.27%, 08/31/00                             85,000       85,000                      82,373        82,373
                                                                                                                  ----------
Utilities--0.8%
Comision Federal De Electricidad, (Mexico),
 6.00%, 03/28/00                                               55,000       55,000                      54,760        54,760
 6.01%, 03/27/00                                              100,000      100,000                      99,579        99,579
                                                                                                    ----------    ----------
                                                                                                       154,339       154,339
                                                                                      ----------    ----------    ==========
Total Commercial Paper
 (Cost $4,552,992)                                                                     1,544,641     3,008,351     4,552,992
                                                                                                                  ==========

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                   Principal Amount (USD)                       Market Value
                                           --------------------------------------- --------------------------------------
                                               Cash          Prime      Pro Forma      Cash          Prime      Pro Forma
                                           Management   Money Market     Combined  Management   Money Market    Combined
                                           ------------ -------------- ----------- ------------ -------------- ----------
Certificates of Deposit--21.5%
Banco Bilboa Vizcaya SA
 (Spain), (Yankee),
 5.62%, 06/14/00                                           $ 35,000     $ 35,000                   $ 34,996     $ 34,996
Bank Austria AG (Austria), (Yankee),
 5.20%, 05/08/00                                             50,000       50,000                     49,996       49,996
 6.55%, 02/01/01                             $ 50,000        50,000      100,000     $ 49,978        49,978       99,956
 6.71%, 02/05/01                               50,000        59,000      109,000       49,978        58,974      108,952
Banque Nationale De Paris, (France),
 (Yankee), 5.98%, 05/01/00                    110,000       130,000      240,000      110,000       130,002      240,002
Bayerische Hypo-und Vereinsbank AG,
 Floating Rate, (Germany), (Yankee),
 5.80%, 02/28/01                              190,000                    190,000      189,908                    189,908
Bayerische Landesbank Girozentrale,
 Floating Rate, (Germany), (Yankee),
 5.78%, 04/10/00                                             50,000       50,000                     49,996       49,996
 5.80%, 03/01/01                                            190,000      190,000                    189,908      189,908
 5.81%, 12/15/00                              130,000       135,000      265,000      129,923       134,921      264,844
 6.00%, 08/02/00                                            120,000      120,000                    119,975      119,975
Commerzbank AG (Germany), (Yankee),
 5.12%, 04/25/00                               27,000                     27,000       26,997                     26,997
 6.52%, 01/08/01                               90,000                     90,000       89,978                     89,978
Credit Communal De Belgique S.A.,
 (Belgium), (Yankee),
 5.96%, 10/02/00                                             25,000       25,000                     24,976       24,976
 Floating Rate, 5.79%, 05/01/01                             100,000      100,000                     99,951       99,951
Deutsche Bank AG, (Germany), (Yankee),
 5.08%, 04/12/00                                             50,000       50,000                     49,996       49,996
 Floating Rate, 5.88%, 04/26/00                              50,000       50,000                     49,995       49,995
First Union National Bank, Floating Rate,
 6.08%, 03/01/00                              100,000                    100,000      100,000                    100,000
 6.16%, 05/17/00                               54,000                     54,000       54,000                     54,000
 6.27%, 03/29/00                               95,000                     95,000       95,000                     95,000
Fleet National Bank, Floating Rate,
 5.97%, 04/17/00                               73,000                     73,000       72,996                     72,996
 6.04%, 10/26/00                              100,000                    100,000       99,974                     99,974
Landesbank Baden-Wuerttemberg,
 (Germany), (Yankee),
 6.03%, 03/02/00                                            100,000      100,000                    100,000      100,000
 6.04%, 03/06/00                                             40,000       40,000                     40,000       40,000
 (Principal in Euro), 6.03%, 05/03/00                        50,000       50,000                     50,001       50,001
National Westminster Bank PLC,
 (United Kingdom), (Yankee),
 5.28%, 04/03/00                               50,000                     50,000       49,999                     49,999
Norddeutsche Landesbank Girozentrale,
 (Germany), (Yankee), 6.55%, 01/16/01          50,000        50,000      100,000       49,979        49,979       99,958
Rabobank Nederland NV (Netherlands),
 (Yankee),
 5.18%, 03/28/00                               50,000                     50,000       49,998                     49,998
 5.88%, 03/01/00                              150,000                    150,000      150,000                    150,000
 6.50%, 01/29/01                               75,000        75,000      150,000       74,967        74,967      149,934
Regions Bank, 5.88%, 03/01/00                 175,000       110,000      285,000      175,000       110,000      285,000
Royal Bank of Canada,
 (Canada), (Yankee),
 5.12%, 03/20/00                               96,000                     96,000       95,999                     95,999
Svenska Handelsbanken, Inc.,
 (Sweden), (Yankee),
 5.23%, 03/01/00                               18,000                     18,000       18,000                     18,000
 6.75%, 02/14/01                               50,000        68,000      118,000       49,976        67,968      117,944

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
             Pro Forma Combining Schedule of Portfolio Investments
                   February 29, 2000 (Unaudited) (continued)
                             (Amounts in thousands)

                                                   Principal Amount (USD)                        Market Value
                                           --------------------------------------- -----------------------------------------
                                               Cash          Prime      Pro Forma      Cash          Prime       Pro Forma
                                           Management   Money Market     Combined  Management   Money Market      Combined
                                           ------------ -------------- ----------- ------------ -------------- -------------
Certificates of Deposit--continued
UBS Finance, Inc., (Switzerland),
 (Yankee),
 5.25%, 03/10/00                                           $ 50,000     $ 50,000                  $   49,999    $    49,999
 5.41%, 06/01/00                             $ 60,000                     60,000    $   59,993                       59,993
 5.53%, 06/06/00                               40,000                     40,000        39,997                       39,997
 5.70%, 07/10/00                                             50,000       50,000                      49,990         49,990
 5.76%, 07/06/00                               99,000                     99,000        98,987                       98,987
 6.50%, 01/08/01                                            100,000      100,000                      99,959         99,959
Westdeutsche Landesbank Girozentrale,
 (Germany), (Yankee),
 5.99%, 03/01/00                                             70,000       70,000                      70,000         70,000
 Floating Rate, 5.80%, 02/28/01                             260,000      260,000                     259,874        259,874
                                                                                    ----------    ----------    -----------
Total Certificates of Deposit
 (Cost $4,048,028)                                                                   1,981,627     2,066,401      4,048,028
                                                                                                                ===========
Time Deposits--4.2%
Branch Banking & Trust Co.,
 5.81%, 03/01/00                                             64,294       64,294                      64,294         64,294
Deutsche Bank AG, (Germany),
 5.88%, 03/01/00                              135,566                    135,566       135,566                      135,566
National City Bank, 5.88%, 03/01/00           200,000                    200,000       200,000                      200,000
Rabobank, New York, (Principal in Euro),
 5.88%, 03/01/00                                            200,000      200,000                     200,000        200,000
Sun Trust Bank, Atlanta, 5.84%, 03/01/00                    200,000      200,000                     200,000        200,000
                                                                                    ----------    ----------    -----------
Total Time Deposits (Cost $799,860)                                                    335,566       464,294        799,860
                                                                                                                ===========
Repurchase Agreement--1.1%
Greenwich Capital Markets, Inc.,
 5.87% due 03/01/00 (Dated 02/29/00,
 Proceeds $200,033 Secured by
 USTR and U.S. Government Agency
 Obligations, $273,470, 2.41% through
 11.88%,due 04/27/00 through 11/25/29;
 Market Value $204,005) (Cost $200,000)                     200,000      200,000                     200,000        200,000
                                                                                    ----------    ----------    -----------
Total Investments--101.7%                                                            9,491,676     9,649,351     19,141,027
(Cost $19,141,027) *                                                                                            ===========



Index:
* -- The cost of securities is substantially the same for federal income tax purposes.
+     -- Insured.

#     -- Security may only be sold to qualified institutional buyers.
DN    -- Discount Note: The rate shown is the effective yield at the date of purchase.
FRDO -- Floating Rate Demand Obligation: The maturity date shown is the later of the next interest reset date or the put date; the rate shown is the rate in effect at February 29, 2000.

FRN   -- Floating Rate Note: The maturity date is the actual maturity date; the rate shown is the rate in effect at February 29, 2000
MTN   -- Medium Term Notes.
USTR  -- United States Treasury Notes, Bonds and Bills.

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
            Pro Forma Combining Statement of Assets and Liabilities
                         February 29, 2000 (Unaudited)
                (Amounts in Thousands, Except Per Share Amounts)

                                            Cash             Prime                          Pro Forma
                                         Management      Money Market      Pro Forma        Combined
                                            Fund             Fund         Adjustments       (Note 2)
                                       --------------   --------------   -------------   --------------
ASSETS:
 Investment securities, at value         $9,491,676       $9,649,351     $    --          $19,141,027
 Cash                                            --              658          --                  658
 Other assets                                    65               80          --                  145
 Receivables:
  Interest                                   82,389           57,384          --              139,773
  Fund shares sold                            8,935           78,479          --               87,414
                                         ----------       ----------     -------          -----------
   Total Assets                           9,583,065        9,785,952          --           19,369,017
                                         ----------       ----------     -------          -----------
LIABILITIES:
 Payables:
  Investment securities purchased           199,980          224,985          --              424,965
  Fund shares redeemed                       79,899            8,040          --               87,939
  Dividends                                   5,476           15,919          --               21,395
 Accrued liabilities:
  Investment advisory fees                      745              849          --                1,594
  Administration fees                           745              849          --                1,594
  Shareholder servicing fees                  1,820              694          --                2,514
  Distribution fees                              --               14          --                   14
  Custodian fees                                118              137          --                  255
  Other                                       1,476            1,621          --                3,097
                                         ----------       ----------     -------          -----------
   Total Liabilities                        290,259          253,108          --              543,367
                                         ----------       ----------     -------          -----------
NET ASSETS:
 Paid in capital                          9,293,632        9,532,894          --           18,826,526
 Accumulated undistributed
   (distributions in excess of) net
   investment income                             32              (60)         --                  (28)
 Accumulated net realized gain
 (loss) on investment transactions             (858)              10          --                 (848)
                                         ----------       ----------     -------          -----------
   Net Assets                            $9,292,806       $9,532,844     $    --          $18,825,650
                                         ==========       ==========     =======          ===========
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized)
 Vista Shares                             6,374,224        1,150,643          --            7,524,867
 Premier Shares                             360,691        1,092,926          --            1,453,617
 Institutional Shares                     2,558,729        7,271,405          --            9,830,134
 B Shares*                                       --           17,759          --               17,759
 C Shares*                                       --              161          --                  161
Net asset value, offering and
 redemption price per share
 (all classes)                           $     1.00       $     1.00     $    --          $      1.00
                                         ==========       ==========     =======          ===========
Cost of investments                      $9,491,676       $9,649,351     $    --          $19,141,027
                                         ==========       ==========     =======          ===========



*Redemption price may be reduced by contingent deferred sales charge.

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund
                   Pro Forma Combining Statement of Operations
            For the Twelve Months Ended February 29, 2000 (Unaudited)
                             (Amounts in thousands)


                                        Cash            Prime                            Pro Forma
                                     Management     Money Market        Pro Forma         Combined
                                        Fund            Fund           Adjustments        (Note 2)
                                    ------------   --------------   -----------------   -----------
INTEREST INCOME:                    $ 435,103      $  532,636          $     --          $967,739
                                    ---------      ----------          --------          --------
EXPENSES:
 Investment advisory fees              7,994            9,735                --            17,729
 Administration fees                   7,994            9,736                --            17,730
 Shareholder servicing fees           22,954           12,840                --            35,794
 Distribution fees                        --              198                --               198
 Custodian fees                          389              538              (102) (a)          825
 Interest expense                         --                2                --                 2
 Printing and postage                     63              154               (22) (a)          195
 Professional fees                       285              344               (30) (a)          599
 Registration costs                    1,164            2,111              (102) (a)        3,173
 Transfer agent fees                   2,148              402              (128) (a)        2,422
 Trustees' fees                          400              486                --               886
 Other                                   101              115               (42) (a)          174
                                    ---------      ----------          --------          --------
  Total expenses                      43,492           36,661              (426)           79,727
                                    ---------      ----------          --------          --------
 Less amounts waived                   2,909            7,102                --            10,011
 Less earnings credits                    90               35                --               125
                                    ---------      ----------          --------          --------
  Net expenses                        40,493           29,524              (426)           69,591
                                    ---------      ----------          --------          --------
  Net investment income              394,610          503,112               426           898,148
                                    ---------      ----------          --------          --------
REALIZED GAIN (LOSS) ON
INVESTMENTS:
 Net realized gain (loss) on
  investment transactions               (819)              98                --              (721)
                                    ---------      ----------          --------          --------
 Net increase in net assets from
  operations                        $393,791       $  503,210          $    426          $897,427
                                    =========      ==========          ========          ========



Notes to Pro Forma Financial Statements

(a) Reduction reflects the estimated benefit of combining operations.

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


1. Organization Prior to Proposed Reorganization:

Mutual Fund Trust (the "Trust") is organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, management investment company. Cash Management Fund and Prime Money Market Fund (the "Funds") are separate portfolios of the Trust. Cash Management Fund offers Vista, Premier and Institutional Classes of shares. Prime Money Market Fund offers Vista, Premier, Institutional, B and C Classes of shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing expenses, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

2. Basis of Combination:

The unaudited Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations, and Schedule of Portfolio Investments reflect the accounts of Cash Management Fund and Prime Money Market Fund as if the proposed reorganization occurred as of and for the twelve months ended February 29, 2000. The pro forma statements give effect to the proposed transfer described below and have been derived from the books and records of the Funds utilized in calculating daily net asset value at February 29, 2000.

The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, Cash Management Fund will transfer all of its assets and liabilities to Prime Money Market Fund, the surviving entity, in exchange for shares in Prime Money Market Fund. Under the proposed Reorganization, each shareholder of Cash Management Fund will receive shares of Prime Money Market Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares in Cash Management Fund. Holders of Vista Class Shares in Cash Management Fund would receive Vista Class Shares in Prime Money Market Fund, holders of Premier Class Shares in Cash Management Fund would receive Premier Class Shares in Prime Money Market Fund, and holders of Institutional Class Shares in Cash Management Fund would receive Institutional Class shares in Prime Money Market Fund. Therefore, following the proposed Reorganization, shareholders of Cash Management Fund will be shareholders of Prime Money Market Fund.

The Reorganization Plan provides that Cash Management Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Cash Management Fund shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

After the proposed Reorganization, Prime Money Market fund expects to maintain most of the portfolio investments of Cash Management Fund in light of the substantially similar investment policies of Prime Money Market Fund and Cash Management Fund and the strategies of the investment adviser.

The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by The Chase Manhattan Bank and not by either Cash Management Fund or Prime Money Market Fund or their respective shareholders.

The transaction will be a tax-free reorganization and is not expected to give rise to the recognition of income, gain or loss for federal income tax purposes to Cash Management Fund, Prime Money Market Fund or their respective shareholders. The holding period and tax cost basis of Prime Money Market Fund shares issued pursuant to the Reorganization will be the same as the holding period and tax cost basis of the shareholder's Cash Management Fund shares. In addition, the holding period and tax basis of those assets owned by Cash Management Fund that are transferred to Prime Money Market Fund will not change due to the Reorganization.

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund

               Notes to Pro Forma Financial Statements--Continued
                                   (Unaudited)

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations, and Schedule of Portfolio Investments should be read in conjunction with the most recent audited financial statements of each Fund dated August 31, 1999 which have been incorporated by reference in the Statement of Additional Information dated December 29, 1999.

3. Expenses:

The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the investment adviser, administrator, portfolio accountant and custodian to the Funds. Chase Asset Management ("CAM"), a wholly-owned subsidiary of Chase, acts as sub-investment adviser to Prime Money Market Fund. Chase Bank of Texas, National Association ("CBT"), also a wholly-owned subsidiary of Chase, acted as the sub-investment adviser to Cash Management Fund prior to August 1, 2000, at which time CBT became a part of Chase through an unrelated reorganization. Chase and certain of its affiliates serve as the only Shareholder Servicing Agents for the Funds. Vista Fund Distributors, Inc. ("VFD"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Funds' distributor and performs certain sub-administration functions.

Under the terms of separate Investment Advisory Agreements, Chase supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Pursuant to a Sub-Investment Advisory Agreement, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of Prime Money Market Fund's average daily net assets. Pursuant to a separate Sub-Investment Advisory Agreement, CBT was, prior to August 1, 2000, entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of Cash Management Fund's average daily net assets.

The Trust has adopted Administrative Service Plans which, among other things, provide that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent receives a fee. The fee is computed daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Vista Class, 0.25% of the average daily net assets of the Premier, B Share and C Share Classes, and 0.10% of the average daily net assets of the Institutional Class of each Fund. For the twelve months ended February 29, 2000, Shareholder Servicing Agents waived fees of approximately $2,909,000 and $7,102,000 incurred by Cash Management Fund and Prime Money Market Fund, respectively.

Pursuant to a Distribution and Sub-Administration Agreement, VFD acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Trustees have adopted plans of distribution under the 1940 Act for Class B and Class C Shares of Prime Money Market Fund. The plans pay VFD a fee, computed daily and paid monthly, at an annual rate equal to 0.75% of the average daily net assets of Class B Shares and Class C Shares. In addition, VFD provides certain sub-administrative services to the Trust, including providing officers, clerical staff and office space for an annual fee computed daily and paid monthly of 0.05% of the average daily net assets of each Fund.

Pursuant to the Administration Agreement, Chase provides certain administrative services and facilities to each Fund at a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets.

Fees earned by Chase for portfolio accounting and custody services are presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

                                Chase Vista Funds
                  Cash Management Fund/Prime Money Market Fund

               Notes to Pro Forma Financial Statements--Continued
                                   (Unaudited)

4. Pro Forma Adjustments and Pro Forma Combined Columns:

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect adjustments made to estimate the benefit of combining the operations of Cash Management Fund and Prime Money Market Fund.

5. Portfolio Valuation, Securities Transactions and Related Income:

Money market investments are valued at amortized cost which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income consists of coupon interest accrued and amortization of premium and discount earned.

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionally among each of the funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses (e.g. transfer agent fees), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

6. Capital Shares:

In connection with the Reorganization, the Prime Money Market Fund will issue additional Vista Class, Premier Class and Institutional Class Shares. The pro forma net asset values per share assume the issuance of such shares at February 29, 2000. The pro forma number of shares outstanding consists of the following:

--------------------------------------------------------------------------------------------------
                                                       Shares          Additional       Pro forma
                                                    Outstanding       Shares Issued     Shares at
                                                    at February          in the         February
                                                      29, 2000       Reorganization     29, 2000
                                                       (000)             (000)           (000)
--------------------------------------------------------------------------------------------------
  Prime Money Market Fund, Vista Shares              1,150,643          6,374,224       7,524,867
--------------------------------------------------------------------------------------------------
  Prime Money Market Fund, Premier Shares            1,092,926            360,691       1,453,617
--------------------------------------------------------------------------------------------------
  Prime Money Market Fund, Institutional Shares      7,271,405          2,558,729       9,830,134
--------------------------------------------------------------------------------------------------

                                    FORM N-14
                                    ---------

                           Part C - Other Information
                           --------------------------

Item 15.  Indemnification.
          ---------------

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16.  Exhibits.
          --------

1        Declaration of Trust. (1)

2        By-laws. (1)

3        None.

4        Plan of Reorganization filed herewith as Appendix A to the Combined
         Prospectus/Proxy Statement.

5        Declaration of Trust and By-laws. (1)

6(a)     Form of Investment Advisory Agreement. (3)

6(b)     Form of Investment Subadvisory Agreement between The Chase Manhattan
         Bank and Chase Asset Management, Inc. (3)

6(c)     Form of Investment Sub-Advisory Agreement between The Chase Manhattan
         Bank and Texas Commerce Bank, National Association. (3)

7        Distribution and Sub-Administration Agreement dated August 21, 1995. (3)

8(a)     Retirement Plan for Eligible Trustees. (3)

8(b)     Deferred Compensation Plan for Eligible Trustees. (3)

9        Form of Custodian Agreement. (1)

10(a)    Forms of Rule 12b-1 Distribution Plans including Selected Dealer
         Agreements and Shareholder Service Agreements. (1) and (2)

10(b)    Form of Rule 12b-1 Distribution Plan (including forms of Selected
         Dealer Agreement and Shareholder Servicing Agreement). (3)

10(c)    Form of Rule 12b-1 Plan - Class C Shares (including forms of
         Shareholder Servicing Agreements). (4)

11       None.

12       Opinion and Consent of Simpson Thacher & Bartlett as to Tax
         Consequences. (5)

13(a)    Form of Transfer Agency Agreement. (1)

13(b)    Form of Shareholder Servicing Agreement. (3)

13(c)    Form of Administration Agreement. (3)


                                    Part C-2

14       Consent of PricewaterhouseCoopers LLC. (5)

15       None.

16       None.

17(a)    Form of Proxy Card. (5)

17(b)    Prospectus for Prime Money Market Fund dated December 29, 1999. (5)

17(c)    Statement of Additional Information of MFT dated December 29, 1999. (5)

17(d)    Annual Report to Shareholders of Cash Management Fund and Prime Money
         Market Fund dated August 31, 1999. (5)

17(e)    Semi-Annual Report to Shareholders of Cash Management Fund and Prime
         Money Market Fund dated February 29, 2000. (5)

(1)      Filed as an Exhibit to the Registration Statement on Form N-1A on
         February 14, 1994.

(2)      Filed as an Exhibit to Post-Effective Amendment No. 2 on August 29,
         1994.

(3)      Filed as an Exhibit to Post-Effective Amendment No. 4 on December 28,
         1995.

(4)      Filed as an Exhibit to Post-Effective Amendment No. 10 on October 27,
         1997.

(5)      Filed herewith.

Item 17.  Undertakings.
          ------------

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                    Part C-3

                                   SIGNATURES
                                   ----------

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the ____ day of ________, 2000.



                                            MUTUAL FUND TRUST
                                            Registrant

                                            By: ______________________
                                                H. Richard Vartabedian
                                                President


As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


               *                                   Chairman and Trustee                     _______, 2000
------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian                         President and Trustee                    _______, 2000
------------------------------
    H. Richard Vartabedian

               *                                   Trustee                                  _______, 2000
-----------------------------
    William J. Armstrong

               *                                   Trustee                                  _______, 2000
-----------------------------
    John R. H. Blum

               *                                   Trustee                                  _______, 2000
-----------------------------
    Stuart W. Cragin, Jr.

               *                                   Trustee                                  _______, 2000
-----------------------------
    Roland R. Eppley, Jr.

               *                                   Trustee                                  _______, 2000
-----------------------------
    Joseph J. Harkins
---------------------------------------------------------------------------------------------------------

               *                                   Trustee                                  _______, 2000
-----------------------------
    Sarah E. Jones

               *                                   Trustee                                  _______, 2000
-----------------------------
    W.D. MacCallan

               *                                   Trustee                                  _______, 2000
-----------------------------
    W. Perry Neff

               *                                   Trustee                                  _______, 2000
-----------------------------
    Leonard M. Spalding, Jr.

               *                                   Trustee                                  _______, 2000
-----------------------------
    Irv Thode

               *                                   Trustee                                  _______, 2000
-----------------------------
    Richard E. Ten Haken
                                                   Treasurer and
-----------------------------                      Principal Financial                      _______, 2000
    Martin R. Dean                                 Officer

/s/ H. Richard Vartabedian                         Attorney in Fact                         _______, 2000
-----------------------------
    H. Richard Vartabedian
---------------------------------------------------------------------------------------------------------

                                    Exhibits

Item                       Description
----                       -----------

(12)            Opinion and Consent of Simpson Thacher & Bartlett, as to Tax
                Consequences.

(14)            Consent of PricewaterhouseCoopers LLP.

(17)   (a)      Form of Proxy Card.

       (b)      Prospectus for Prime Money Market Fund dated December 29, 1999.

       (c)      Statement of Additional Information of MFT dated December 29, 1999.

       (d)      Annual Report to Shareholders of Cash Management Fund and Prime
                Money Market Fund dated August 31, 1999.

       (e)      Semi-Annual Report to Shareholders of Cash Management Fund and
                Prime Money Market Fund dated February 29, 2000.